UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-3956
                                   ------------


                            AXP STRATEGY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
   Equity
      Value
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Equity Value Fund seeks to provide shareholders with growth of capital and income.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                             8

Investments in Securities                                    9

Financial Statements                                        12

Notes to Financial Statements                               15

Independent Auditors' Report                                26

Federal Income Tax Information                              27

Board Members and Officers                                  29

Proxy Voting                                                31

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                 Since               Years in industry
Warren Spitz                      11/00                      19
Steve Schroll                     2/04                       22
Laton Spahr                       2/04                        5

FUND OBJECTIVE

For investors seeking growth of capital and income.

Inception dates
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IEVAX        B: INEGX        C: --           Y: --

Total net assets                                $1.239 billion

Number of holdings                                          85

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
  X                     LARGE
                        MEDIUM  SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 28.8%
Industrials 20.9%
Energy 16.3%
Materials 10.8%
Telecommunications 7.8%
Technology 5.1%
Consumer discretionary 4.6%
Health care 3.2%
Consumer staples 1.7%
Short-term securities 0.5%
Utilities 0.3%

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                     5.1%
Citigroup (Finance companies)                               3.7
Loews (Insurance)                                           3.1
United Technologies (Aerospace & defense)                   2.9
Illinois Tool Works (Machinery)                             2.8
XL Capital Cl A (Insurance)                                 2.7
Travelers Property Casualty Cl A (Insurance)                2.6
SBC Communications (Utilities -- telephone)                 2.5
ChevronTexaco (Energy)                                      2.5
BP ADR (Energy)                                             2.4

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Warren Spitz, as well as Steve Schroll and Laton Spahr who joined the portfolio management team in February 2004, discuss the Fund's positioning and results for fiscal year 2004.

Q: How did AXP Equity Value Fund perform for the annual period ended March 31, 2004?

A: AXP Equity Value Fund's Class A shares gained 45.06% (excluding sales charge) for the 12 months ended March 31, 2004. The Fund outpaced its benchmark, the Russell 1000(R) Value Index, which returned 40.82%, and the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which rose 37.82% for the period.

Q:   What factors most significantly affected performance?

A: Strong stock selection helped the Fund perform well in many sectors. Positioning in the transportation sector was a particularly significant factor due to a tactical purchase of airline stocks early in the Fund's fiscal year. At that time, we believed the stage was set for a turnaround in the airline industry, given lower energy prices and an improved travel outlook. When AMR, the parent company of American Airlines, resolved its labor dispute and avoided bankruptcy, we added to our existing AMR holdings and established positions in Delta, Continental and Northwest Airlines. Although the positions were small, the magnitude of the airline sector's subsequent gains provided a significant positive effect for the Fund. By the end of the fiscal year, we sold the Fund's positions in Continental, Delta and Northwest, taking profits in each, but we continued to hold AMR.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
50%
            +45.06%
40%                               +40.82%
                                                         +37.82%
30%

20%

10%

 0%

(bar 1) AXP Equity Value Fund Class A (excluding sales charge)
(bar 2) Russell 1000(R) Index (unmanaged)
(bar 3) Lipper Large-Cap Value Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Positioning in the transportation sector was a particularly significant factor due to a tactical purchase of airline stocks early in the Fund's fiscal year.(end callout quote)

     The Fund also benefited from strong stock selection in the health care and energy sectors. Health care was the weakest sector in the Russell 1000 Value Index for the fiscal year, but Fund positions in Baxter International, Aetna and PacifiCare Health Systems were among the strongest performers for the portfolio. In energy, we were concentrated most in the oil services industry, adding to positions in Baker Hughes, Schlumberger and Halliburton and initiating positions in Petrobras and ChevronTexaco.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                Class B                   Class C                  Class Y
(Inception dates)              (3/20/95)              (5/14/84)                 (6/26/00)                (3/20/95)
                          NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)    NAV(5)     POP(5)
as of March 31, 2004
1 year                    +45.06%    +36.72%    +43.89%      +39.89%      +43.87%      +43.87%       +45.25%    +45.25%
5 years                    +0.64%     -0.54%     -0.13%       -0.29%        N/A          N/A          +0.79%     +0.79%
10 years                    N/A        N/A       +7.70%       +7.70%        N/A          N/A           N/A        N/A
Since inception            +8.71%     +8.00%      N/A          N/A         -0.31%       -0.31%        +8.87%     +8.87%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     The energy sector has paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the annual period, and supply/demand dynamics supported strong stock performance. We believe that even if oil and natural gas prices do not move up any further in 2004, there is a need for more investment in the infrastructure of the energy industry.

     On the other hand, the Fund's lower-than-index position and what proved to be conservative stock selection in the strongly-performing technology sector detracted from Fund results for the fiscal year overall.

Q:   What changes did you make to the portfolio?

A: In addition to those mentioned above, we added to the Fund's holdings in telecommunications services companies, establishing positions in Verizon, SBC Communications and BellSouth and adding to AT&T. Regional Bell company stocks had languished for most of 2003 amid continuing telecommunications industry restructuring, increased competition and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue.

     We established a position in the consumer cyclicals sector, with a focus on consumer finance and retail companies. We subsequently reduced the Fund's position in credit card company Capital One and eliminated its holding in discount giant Target, after each had made significant advances.

     We added to the Fund's positions in financials, with a focus on insurance companies. Insurance stocks, especially those in the property and casualty area, are attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. In all, these changes resulted in a moderate portfolio turnover rate of 39% for the annual period.

     At the end of the annual period, the Fund had larger-than-index positions in producer durables, materials and energy.

Q:   How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economy should continue to be rather robust, driven in large part by the industrial portion of the economy. In our view, the commodity price strength we have seen of late suggests not only ongoing economic growth but a synchronized global economic recovery. Given this view, we are particularly optimistic about four areas of the equity market -- producer durables, telecommunications services,

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6   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Questions & Answers

     energy and select financials -- and we intend to maintain larger-than-index positions in the portfolio.

     Within producer durables, companies that produce commodities and companies that service the commodities have strong earnings growth potential. Telecommunications services performed poorly in 2003, but these companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. With oil and gasoline prices likely to remain high, we believe energy stocks also have the potential to see strong performance. In fact, we think energy stocks have the potential to be as strong as precious metals stocks were in 2003, as the market dynamics of oil and gold are similar. Property and casualty insurance companies have experienced strong earnings growth recently and yet their stock prices have not kept pace. We believe in the months ahead these insurance stocks may do well. As always, we will continue to emphasize stocks with attractive valuations, with a focus on large company stocks.

--------------------------------------------------------------------------------
7   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Equity Value Fund Class B shares (from 4/1/94 to 3/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Value Index and the Lipper Large-Cap Value Funds Index. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. Sales charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP EQUITY VALUE FUND
AXP Equity Value
  Fund Class B       $10,000   $10,769   $13,491   $15,859  $21,031   $21,144   $22,419   $21,641   $21,507   $14,597  $21,004
Russell 1000(R)
  Value Index(1)     $10,000   $11,121   $14,847   $17,529  $25,798   $27,098   $28,816   $28,894   $30,160   $23,286  $32,792
Lipper Large-Cap
  Value Funds Index  $10,000   $11,208   $14,560   $17,039  $23,961   $26,012   $28,195   $26,478   $26,748   $20,050  $27,633
                        '93      '94       '95        '96     '97        '98      '99       '00       '01       '02      '03

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Large-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class B with Sales Charge as of March 31, 2004
 1 year                                                              +39.89%
 5 years                                                              -0.29%
 10 years                                                             +7.70%
             Results for other share classes can be found on page 5.

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8   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Equity Value Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.7%)
Issuer                                           Shares            Value(a)

Aerospace & defense (5.1%)
Boeing                                          131,900          $5,417,133
Honeywell Intl                                  623,300          21,098,705
United Technologies                             421,300          36,358,190
Total                                                            62,874,028

Airlines (0.2%)
AMR                                             198,300(b)        2,524,359

Banks and savings & loans (3.2%)
Bank of America                                 171,400          13,879,972
U.S. Bancorp                                    480,100          13,274,765
Washington Mutual                               291,500          12,449,965
Total                                                            39,604,702

Beverages & tobacco (1.3%)
Altria Group                                    294,800          16,051,860

Broker dealers (4.3%)
J.P. Morgan Chase                               217,400           9,119,930
Lehman Brothers Holdings                        159,200          13,192,904
Merrill Lynch & Co                              287,100          17,099,676
Morgan Stanley                                  232,600          13,327,980
Total                                                            52,740,490

Building materials & construction (1.2%)
Cemex ADR                                       508,866(c)       15,174,384

Cable (0.5%)
Comcast Cl A                                    222,700(b)        6,400,398

Chemicals (3.4%)
Air Products & Chemicals                        349,100          17,496,892
Dow Chemical                                    247,500           9,969,300
du Pont (EI) de Nemours                         356,900          15,068,318
Total                                                            42,534,510

Computer hardware (1.3%)
Hewlett-Packard                                 696,700          15,912,628

Computer software & services (2.4%)
Computer Associates Intl                        343,900           9,237,154
Intl Business Machines                          107,900           9,909,536
Microsoft                                       400,900          10,010,473
Total                                                            29,157,163

Electronics (0.5%)
Agilent Technologies                            195,100(b)        6,171,013

Energy (12.1%)
BP ADR                                          583,200(c)       29,859,840
ChevronTexaco                                   348,700          30,608,886
ConocoPhillips                                  266,200          18,583,422
EnCana                                          506,800(c)       21,853,216
Exxon Mobil                                     546,500          22,728,935
Petroleo Brasileiro ADR                         661,400(c)       22,156,900
Total ADR                                        46,100(c)        4,241,200
Total                                                           150,032,399

Energy equipment & services (4.2%)
Baker Hughes                                    360,000          13,132,800
Halliburton                                     287,500           8,737,125
Schlumberger                                    244,700          15,624,095
Transocean                                      507,600(b)       14,156,964
Total                                                            51,650,984

Engineering & construction (1.1%)
Hanson ADR                                      360,100(c)       13,953,875

Environmental services (0.9%)
Waste Management                                373,700          11,278,266

Finance companies (3.7%)
Citigroup                                       897,300          46,390,410

Financial services (3.1%)
Capital One Financial                           310,000          23,383,300
Fannie Mae                                      205,600          15,286,360
Total                                                            38,669,660

Furniture & appliances (0.7%)
Whirlpool                                       131,300           9,042,631

Health care products (1.3%)
Baxter Intl                                     506,000          15,630,340

See accompanying notes to investments in securities.

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9   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Health care services (1.9%)
Aetna                                           115,200         $10,335,744
HCA                                              93,200           3,785,784
PacifiCare Health Systems                       186,100(b)        7,360,255
Tenet Healthcare                                201,400(b)        2,247,624
Total                                                            23,729,407

Household products (0.2%)
Clorox                                           52,500           2,567,775

Industrial transportation (2.1%)
Burlington Northern Santa Fe                    552,500          17,403,750
Union Pacific                                   153,400           9,176,388
Total                                                            26,580,138

Insurance (13.5%)
ACE                                             466,000(c)       19,879,560
Chubb                                           125,300           8,713,362
Hartford Financial Services Group               146,600           9,338,420
Lincoln Natl                                    352,200          16,666,104
Loews                                           659,400          38,944,164
Travelers Property Casualty Cl A              1,903,857          32,651,148
UnumProvident                                   470,100           6,877,563
XL Capital Cl A                                 433,100(c)       32,932,924
Total                                                           166,003,245

Leisure time & entertainment (2.1%)
Blockbuster Cl A                                172,700           3,022,250
Carnival                                        324,700          14,582,277
Viacom Cl B                                     207,300           8,128,233
Total                                                            25,732,760

Machinery (9.4%)
Caterpillar                                     793,800          62,765,766
Illinois Tool Works                             431,400          34,179,822
Ingersoll-Rand Cl A                              95,200(c)        6,440,280
Parker-Hannifin                                 237,500          13,418,750
Total                                                           116,804,618

Media (1.0%)
Time Warner                                     727,600(b)       12,267,336

Metals (2.6%)
Alcoa                                           727,900          25,250,851
Nucor                                           105,900           6,510,732
Total                                                            31,761,583

Multi-industry (2.0%)
Eastman Kodak                                   165,800           4,338,986
Tyco Intl                                       731,600(c)       20,960,340
Total                                                            25,299,326

Paper & packaging (3.2%)
Bowater                                         137,900           6,016,577
Intl Paper                                      645,800          27,291,508
Weyerhaeuser                                     96,000           6,288,000
Total                                                            39,596,085

Precious metals (0.4%)
Freeport McMoRan Copper &
  Gold Cl B                                     114,800           4,487,532

Real estate investment trust (1.1%)
Crescent Real Estate Equities                   771,800          13,869,246

Retail -- general (0.3%)
Pier 1 Imports                                  173,400           4,109,580

Retail -- grocery (0.2%)
Safeway                                         141,800(b)        2,918,244

Telecom equipment & services (0.9%)
Lucent Technologies                             747,400(b)        3,071,814
Nokia ADR                                       396,600(c)        8,043,048
Total                                                            11,114,862

Utilities -- electric (0.3%)
Duke Energy                                     148,500           3,356,100

Utilities -- telephone (7.0%)
AT&T                                            664,560          13,005,439
BellSouth                                       597,900          16,555,851
SBC Communications                            1,249,800          30,670,092
Verizon Communications                          715,800          26,155,332
Total                                                            86,386,714

Total common stocks
(Cost: $1,084,708,254)                                       $1,222,378,651

See accompanying notes to investments in securities.

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10   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Preferred stocks (1.0%)
Issuer                                           Shares            Value(a)

Xerox
   6.25% Cv                                      22,540          $3,020,360
   7.50% Cv                                     110,000(d)        9,143,750

Total preferred stocks
(Cost: $7,754,000)                                              $12,164,110

Short-term securities (0.5%)
Issuer                Annualized                 Amount            Value(a)
                     yield on date             payable at
                      of purchase               maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
   04-06-04             1.03%                $5,000,000          $4,999,180
Federal Natl Mtge Assn Disc Nt
   04-07-04             1.02                  1,300,000           1,299,760

Total short-term securities
(Cost: $6,299,068)                                               $6,298,940

Total investments in securities
(Cost: $1,098,761,322)(e)                                    $1,240,841,701

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 15.8% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004 the value of these securities amounted to $9,143,750 or 0.7% of net assets.

(e) At March 31, 2004 the cost of securities for federal income tax purposes was $1,103,867,119 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $178,935,406
     Unrealized depreciation                                    (41,960,824)
                                                                -----------
     Net unrealized appreciation                               $136,974,582
                                                               ------------

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11   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Value Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,098,761,322)                                                                  $1,240,841,701
Cash in bank on demand deposit                                                                               73,636
Capital shares receivable                                                                                    38,911
Dividends and accrued interest receivable                                                                 1,390,561
Receivable for investment securities sold                                                                 3,696,764
                                                                                                          ---------
Total assets                                                                                          1,246,041,573
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       35,675
Payable for investment securities purchased                                                               3,084,624
Payable upon return of securities loaned (Note 5)                                                         3,960,000
Accrued investment management services fee                                                                   17,275
Accrued distribution fee                                                                                     15,503
Accrued service fee                                                                                              13
Accrued transfer agency fee                                                                                   6,541
Accrued administrative services fee                                                                           1,221
Other accrued expenses                                                                                      131,049
                                                                                                            -------
Total liabilities                                                                                         7,251,901
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $1,238,789,672
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,350,183
Additional paid-in capital                                                                            1,407,998,872
Undistributed net investment income                                                                       3,975,787
Accumulated net realized gain (loss) (Note 7)                                                          (316,615,549)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   142,080,379
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $1,238,789,672
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $  889,063,593
                                                           Class B                                   $  341,412,549
                                                           Class C                                   $    3,442,996
                                                           Class I                                   $        9,821
                                                           Class Y                                   $    4,860,713
Net asset value per share of outstanding capital stock:    Class A shares           96,938,946       $         9.17
                                                           Class B shares           37,171,409       $         9.18
                                                           Class C shares              377,440       $         9.12
                                                           Class I shares                1,070       $         9.18
                                                           Class Y shares              529,457       $         9.18
                                                                                       -------       --------------
* Including securities on loan, at value (Note 5)                                                    $    3,723,000
                                                                                                     --------------

See accompanying notes to financial statements.

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12   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Equity Value Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                              $ 27,178,392
Interest                                                                                                        360
Fee income from securities lending (Note 5)                                                                  79,048
   Less foreign taxes withheld                                                                             (358,738)
                                                                                                           --------
Total income                                                                                             26,899,062
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        6,126,938
Distribution fee
   Class A                                                                                                2,107,118
   Class B                                                                                                3,355,650
   Class C                                                                                                   31,696
Transfer agency fee                                                                                       2,426,691
Incremental transfer agency fee
   Class A                                                                                                  178,752
   Class B                                                                                                  144,443
   Class C                                                                                                    1,515
Service fee -- Class Y                                                                                        3,738
Administrative services fees and expenses                                                                   451,613
Compensation of board members                                                                                13,008
Custodian fees                                                                                               87,196
Printing and postage                                                                                        292,005
Registration fees                                                                                            65,290
Audit fees                                                                                                   25,000
Other                                                                                                        24,478
                                                                                                             ------
Total expenses                                                                                           15,335,131
   Earnings credits on cash balances (Note 2)                                                               (13,585)
                                                                                                            -------
Total net expenses                                                                                       15,321,546
                                                                                                         ----------
Investment income (loss) -- net                                                                          11,577,516
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (4,427,451)
   Foreign currency transactions                                                                                805
                                                                                                                ---
Net realized gain (loss) on investments                                                                  (4,426,646)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   415,949,182
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   411,522,536
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $423,100,052
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Value Fund

Year ended March 31,                                                                       2004            2003
Operations and distributions
Investment income (loss) -- net                                                    $   11,577,516    $   12,804,159
Net realized gain (loss) on investments                                                (4,426,646)     (296,234,322)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 415,949,182      (281,726,532)
                                                                                      -----------      ------------
Net increase (decrease) in net assets resulting from operations                       423,100,052      (565,156,695)
                                                                                      -----------      ------------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (9,094,388)       (9,730,508)
   Class B                                                                             (1,134,253)       (1,500,901)
   Class C                                                                                (10,402)          (12,416)
   Class I                                                                                    (33)               --
   Class Y                                                                                (49,774)          (37,123)
                                                                                          -------           -------
Total distributions                                                                   (10,288,850)      (11,280,948)
                                                                                      -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             85,222,917       171,394,521
   Class B shares                                                                      24,053,080        40,334,553
   Class C shares                                                                         700,193           981,504
   Class I shares                                                                          10,000                --
   Class Y shares                                                                       3,366,440         2,429,652
Reinvestment of distributions at net asset value
   Class A shares                                                                       8,913,348         9,521,607
   Class B shares                                                                       1,119,117         1,480,743
   Class C shares                                                                          10,270            12,304
   Class Y shares                                                                          49,774            37,123
Payments for redemptions
   Class A shares                                                                    (177,724,644)     (255,631,790)
   Class B shares (Note 2)                                                           (125,267,848)     (269,433,056)
   Class C shares (Note 2)                                                             (1,025,758)       (1,144,528)
   Class Y shares                                                                      (2,496,952)       (1,566,270)
                                                                                       ----------        ----------
Increase (decrease) in net assets from capital share transactions                    (183,070,063)     (301,583,637)
                                                                                     ------------      ------------
Total increase (decrease) in net assets                                               229,741,139      (878,021,280)
Net assets at beginning of year                                                     1,009,048,533     1,887,069,813
                                                                                    -------------     -------------
Net assets at end of year                                                          $1,238,789,672    $1,009,048,533
                                                                                   ==============    ==============
Undistributed net investment income                                                $    3,975,787    $    2,842,001
                                                                                   --------------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Equity Value Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests in equity securities that provide income, offer the opportunity for long-term capital appreciation, or both.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term

--------------------------------------------------------------------------------
15   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT
securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
16   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $154,880 and accumulated net realized loss has been decreased by $154,880.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                          2004              2003
Class A
Distributions paid from:
   Ordinary income                         $9,094,388        $9,730,508
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                          1,134,253         1,500,901
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                             10,402            12,416
   Long-term capital gain                          --                --
Class I*
Distributions paid from:
   Ordinary income                                 33               N/A
   Long-term capital gain                          --               N/A
Class Y
Distributions paid from:
   Ordinary income                             49,774            37,123
   Long-term capital gain                          --                --

* Inception date was March 4, 2004.

--------------------------------------------------------------------------------
17   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $   2,020,508
Accumulated long-term gain (loss)                         $(309,554,473)
Unrealized appreciation (depreciation)                    $ 136,974,582

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.53% to 0.40% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $61,624 for the year ended March 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
18   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $529,220 for Class A, $268,348 for Class B and $934 for Class C for the year ended March 31, 2004.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $13,585 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $455,025,385 and $636,189,697, respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $14,787 for the year ended March 31, 2004.

--------------------------------------------------------------------------------
19   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended March 31, 2004
                                             Class A        Class B        Class C      Class I*   Class Y
Sold                                       10,714,230       2,963,713       85,737       1,070     405,373
Issued for reinvested distributions         1,074,251         139,621        1,281          --       5,961
Redeemed                                  (21,954,021)    (15,751,791)    (128,765)         --    (309,444)
                                          -----------     -----------     --------       -----    --------
Net increase (decrease)                   (10,165,540)    (12,648,457)     (41,747)      1,070     101,890
                                          -----------     -----------      -------       -----     -------

* Inception date was March 4, 2004.

                                                                 Year ended March 31, 2003
                                             Class A        Class B        Class C       Class I   Class Y
Sold                                       22,566,733       5,248,418      127,713         N/A     330,777
Issued for reinvested distributions         1,331,930         200,446        1,705         N/A       5,217
Redeemed                                  (35,222,535)    (36,088,798)    (162,176)        N/A    (217,952)
                                          -----------     -----------     --------        ----    --------
Net increase (decrease)                   (11,323,872)    (30,639,934)     (32,758)        N/A     118,042
                                          -----------     -----------      -------        ----     -------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $3,723,000 were on loan to brokers. For collateral, the Fund received $3,960,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $79,048 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax proposes, the Fund has a capital loss carry-over of $309,554,473 as of March 31, 2004, that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $6.39     $ 9.45     $10.31     $10.95     $11.32
Income from investment operations:
Net investment income (loss)                                             .10        .10        .09        .08        .10
Net gains (losses) (both realized and unrealized)                       2.77      (3.08)      (.10)      (.39)       .65
Total from investment operations                                        2.87      (2.98)      (.01)      (.31)       .75
Less distributions:
Dividends from net investment income                                    (.09)      (.08)      (.09)      (.09)      (.09)
Distributions from realized gains                                         --         --       (.76)      (.24)     (1.03)
Total distributions                                                     (.09)      (.08)      (.85)      (.33)     (1.12)
Net asset value, end of period                                         $9.17     $ 6.39     $ 9.45     $10.31     $10.95

Ratios/supplemental data
Net assets, end of period (in millions)                                 $889       $685     $1,119       $956       $961
Ratio of expenses to average daily net assets(b)                       1.07%      1.00%      1.03%       .95%       .92%
Ratio of net investment income (loss) to average daily net assets      1.19%      1.22%       .91%       .75%       .88%
Portfolio turnover rate (excluding short-term securities)                39%        38%        61%        97%        59%
Total return(c)                                                       45.06%    (31.58%)      .10%     (2.76%)     6.87%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                         2004       2003       2002       2001       2000
Net asset value, beginning of period                                 $6.40     $ 9.46     $10.31     $10.94     $11.33
Income from investment operations:
Net investment income (loss)                                           .03        .03         --         --        .02
Net gains (losses) (both realized and unrealized)                     2.78      (3.07)      (.08)      (.39)       .63
Total from investment operations                                      2.81      (3.04)      (.08)      (.39)       .65
Less distributions:
Dividends from net investment income                                 (0.03)      (.02)      (.01)        --       (.01)
Distributions from realized gains                                       --         --       (.76)      (.24)     (1.03)
Total distributions                                                  (0.03)      (.02)      (.77)      (.24)     (1.04)
Net asset value, end of period                                       $9.18     $ 6.40     $ 9.46     $10.31     $10.94

Ratios/supplemental data
Net assets, end of period (in millions)                               $341       $319       $761       $970     $1,414
Ratio of expenses to average daily net assets(b)                     1.84%      1.77%      1.78%      1.70%      1.67%
Ratio of net investment income (loss) to average daily net assets     .44%       .44%       .13%      (.01%)      .13%
Portfolio turnover rate (excluding short-term securities)              39%        38%        61%        97%        59%
Total return(c)                                                     43.89%    (32.13%)     (.62%)    (3.47%)     6.03%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
22   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                         2004       2003       2002       2001(b)
Net asset value, beginning of period                                 $6.36     $ 9.40     $10.27     $10.37
Income from investment operations:
Net investment income (loss)                                           .03        .03        .01         --
Net gains (losses) (both realized and unrealized)                     2.76      (3.04)      (.10)       .18
Total from investment operations                                      2.79      (3.01)      (.09)       .18
Less distributions:
Dividends from net investment income                                  (.03)      (.03)      (.02)      (.04)
Distributions from realized gains                                       --         --       (.76)      (.24)
Total distributions                                                   (.03)      (.03)      (.78)      (.28)
Net asset value, end of period                                       $9.12     $ 6.36     $ 9.40     $10.27

Ratios/supplemental data
Net assets, end of period (in millions)                                 $3         $3         $4         $1
Ratio of expenses to average daily net assets(c)                     1.85%      1.79%      1.81%      1.70%(d)
Ratio of net investment income (loss) to average daily net assets     .42%       .44%       .14%       .07%(d)
Portfolio turnover rate (excluding short-term securities)              39%        38%        61%        97%
Total return(e)                                                     43.87%    (32.09%)     (.66%)     1.82%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
23   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                         2004(b)
Net asset value, beginning of period                                 $9.44
Income from investment operations:
Net investment income (loss)                                           .08
Net gains (losses) (both realized and unrealized)                     (.31)
Total from investment operations                                      (.23)
Less distributions:
Dividends from net investment income                                  (.03)
Net asset value, end of period                                       $9.18

Ratios/supplemental data
Net assets, end of period (in millions)                                 --
Ratio of expenses to average daily net assets(c)                      .71%(d)
Ratio of net investment income (loss) to average daily net assets    1.29%(d)
Portfolio turnover rate (excluding short-term securities)              39%
Total return(e)                                                     (2.42%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                         2004       2003       2002       2001       2000
Net asset value, beginning of period                                 $6.40     $ 9.46     $10.32     $10.96     $11.34
Income from investment operations:
Net investment income (loss)                                           .12        .11        .11        .09        .12
Net gains (losses) (both realized and unrealized)                     2.76      (3.07)      (.11)      (.39)       .63
Total from investment operations                                      2.88      (2.96)        --       (.30)       .75
Less distributions:
Dividends from net investment income                                  (.10)      (.10)      (.10)      (.10)      (.10)
Distributions from realized gains                                       --         --       (.76)      (.24)     (1.03)
Total distributions                                                   (.10)      (.10)      (.86)      (.34)     (1.13)
Net asset value, end of period                                       $9.18     $ 6.40     $ 9.46     $10.32     $10.96

Ratios/supplemental data
Net assets, end of period (in millions)                                 $5         $3         $3         $2         $1
Ratio of expenses to average daily net assets(b)                      .91%       .83%       .86%       .79%       .77%
Ratio of net investment income (loss) to average daily net assets    1.35%      1.40%      1.06%       .94%      1.02%
Portfolio turnover rate (excluding short-term securities)              39%        38%        61%        97%        59%
Total return(c)                                                     45.25%    (31.41%)      .28%     (2.62%)     6.91%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Value Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the five-year period ended March 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Value Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
26   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Equity Value Fund
Fiscal year ended March 31, 2004

Class A

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           100%
     Dividends Received Deduction for corporations                       100%

Payable date                                                        Per share
June 20, 2003                                                        $0.02949
Sept. 19, 2003                                                        0.02175
Dec. 19, 2003                                                         0.01575
March 23, 2004                                                        0.02273
Total distributions                                                  $0.08972

Class B

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           100%
     Dividends Received Deduction for corporations                       100%

Payable date                                                        Per share
June 20, 2003                                                        $0.01543
Sept. 19, 2003                                                        0.00628
Dec. 19, 2003                                                         0.00000
March 23, 2004                                                        0.00388
Total distributions                                                  $0.02559

Class C

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           100%
     Dividends Received Deduction for corporations                       100%

Payable date                                                        Per share
June 20, 2003                                                        $0.01537
Sept. 19, 2003                                                        0.00586
Dec. 19, 2003                                                         0.00000
March 23, 2004                                                        0.00501
Total distributions                                                  $0.02624

--------------------------------------------------------------------------------
27   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           100%
     Dividends Received Deduction for corporations                       100%

Payable date                                                        Per share
June 20, 2003                                                        $0.00000
Sept. 19, 2003                                                        0.00000
Dec. 19, 2003                                                         0.00000
March 23, 2004                                                        0.03078
Total distributions                                                  $0.03078

Class Y

Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals                           100%
     Dividends Received Deduction for corporations                       100%

Payable date                                                        Per share
June 20, 2003                                                        $0.03276
Sept. 19, 2003                                                        0.02533
Dec. 19, 2003                                                         0.01942
March 23, 2004                                                        0.02707
Total distributions                                                  $0.10458

--------------------------------------------------------------------------------
28   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
29   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
30   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP EQUITY VALUE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Focused
        Growth
              Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Focused Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
   with Portfolio Management                                          4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements                                                 11

Notes to Financial Statements                                        14

Independent Auditors' Report                                         25

Board Members and Officers                                           26

Proxy Voting                                                         28

--------------------------------------------------------------------------------
2 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Gordon Fines
Since                                                             11/03
Years in industry                                                    37

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols
A: AFAFX        B: AFTBX        C: --           Y: --

Total net assets              $46.7 million

Number of holdings                       49

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                   X    LARGE
                   X    MEDIUM  SIZE
                        SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Technology 37.5%
Consumer non-cyclical 13.5%
Capital goods 13.4%
Consumer cyclical 10.1%
Other financial 6.5%
Communications 6.3%
Energy 5.6%
Insurance 3.0%
Basic industries 2.4%
Short-term securities 1.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

General Electric (Multi-industry)                                    6.2%
Pfizer (Health care products)                                        5.4
Cisco Systems (Computer hardware)                                    4.7
Intel (Electronics)                                                  4.4
Microsoft (Computer software & services)                             4.0
Citigroup (Finance companies)                                        3.8
Home Depot (Retail -- general)                                       3.7
Amgen (Health care products)                                         3.7
EMC (Computer hardware)                                              3.1
American Intl Group (Insurance)                                      3.0

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Funds that concentrate investments in a limited number of securities may involve greater risks and more price volatility than more diversified funds. Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Gordon Fines discusses the Fund's results and positioning for the 12-month period ended March 31, 2004. Mr. Fines assumed management of the portfolio in November 2003.

On June 9, 2004, shareholders will be asked to approve a merger of the Fund with AXP(R) New Dimensions Fund(R), which has been managed by Mr. Fines since 1991. This approval is not guaranteed. If shareholder approval is obtained no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund prior to the merger. For more information about AXP(R) New Dimensions Fund, including a prospectus, fund expenses and the latest performance data, visit americanexpress.com/funds.

Q: How did AXP Focused Growth Fund perform for the 12-month period ended March 31, 2004?

A: During the period, AXP Focused Growth Fund's Class A shares advanced 27.08%, excluding sales charge. The Fund's peer group, the Lipper Large-Cap Growth Funds Index returned 30.52%, and the Russell 1000(R) Growth Index returned 32.18% for the period.

Q:   What factors most significantly  affected the Fund's performance?

A: Overall, the Fund was positioned too conservatively in our stock selection and sector positioning. The market was much more aggressive in terms of risk-taking for most of the period. As a result, the Fund's relative results lagged the Fund's benchmark and peers.

     The Fund was positioned to benefit from a strong economic recovery despite a fair amount of market skepticism about the U.S. economy. We accomplished this by focusing on quality companies and creating a cyclical tilt in the portfolio, emphasizing the technology, consumer cyclical and industrial sectors. The Fund benefited from our larger-than-index positions in these sectors.

(bar graph)
                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
35%                                  (bar 2)                (bar 3)
30%          (bar 1)                 +32.18%                +30.52%
25%          +27.08%
20%
15%
10%
 5%
 0%

(bar 1)   AXP Focused Growth Fund Class A (excluding sales charge)
(bar 2)   Russell 1000(R) Growth Index (unmanaged)
(bar 3)   Lipper Large-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Upon assuming responsibility for the Fund's portfolio last autumn, we increased the Fund's weightings in industrials, basic materials, health care and technology stocks.(end callout quote)

     From April to June, as the stock market rallied, low-quality stocks with weak fundamentals in both the technology and telecommunications sectors turned in the best results. Although the Fund had a larger-than-index position in technology, the Fund underperformed because the Fund held stocks that we believed were higher-quality holdings. The opposite was true from July through September as the market began to believe in the economic recovery, and rewarded some quality companies.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                     Class C                  Class Y
(Inception dates)           (6/26/00)              (6/26/00)                   (6/26/00)                (6/26/00)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)    NAV(5)   POP(5)
as of March 31, 2004
1 year                 +27.08%    +19.76%    +25.35%      +21.35%       +26.24%      +26.24%       +26.90%  +26.90%
Since inception        -23.37%    -24.56%    -23.97%      -24.38%       -23.93%      -23.93%       -23.26%  -23.26%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

     Upon assuming responsibility for the Fund's portfolio last autumn, we increased the Fund's weightings in industrials, basic materials, health care and technology stocks. During the fourth calendar quarter, the Fund's performance benefited from these changes. The Fund also benefited from a reduction in its cash position from about 15% to approximately 2%. These changes contributed to the Fund's high portfolio turnover rate (232%) during the fiscal year.

     In the latter part of the period, several positions hampered performance, including Microsoft, which did not benefit from the technology rebound. Health care company Pfizer was also weak during the period. Pfizer is one of the largest, most successful pharmaceutical firms and was recently added to the Dow Jones Industrial Average, the widely watched group of 30-large company U.S. stocks. However, Pfizer's stock has suffered from both competition for its core products, Viagra and Lipitor, as well as concerns about the ongoing political debate regarding prescription drug costs.

Q:   What changes did you make to the portfolio during the period?

     We trimmed back or sold off some positions that performed well during the period and put the money to work in new ideas. For example, halfway through the period we reduced the Fund's heavy technology positioning in favor of more health care and consumer staples stocks. Most recently, we have been looking to gain exposure to the improving U.S. economy, which means an emphasis on sectors such as industrials, capital goods and technology, since they are sensitive to economic activity. The Fund's 232% portfolio turnover during the period was a result of the Fund's portfolio management change in November 2003.

Q:   How are you positioning the Fund  going forward?

A: We think large-cap, high-quality companies could do better in 2004 than they did in 2003. The decline of the dollar has been pretty pronounced, making U.S. exports more competitive. Multi-national firms in a variety of industries should benefit from the better competitive environment overseas. Such companies are typically large, high-quality companies.

--------------------------------------------------------------------------------
6 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Questions & Answers

     We are cautiously optimistic about the course of the market over the next six months. There was increased speculation in January that interest rates will move up this spring, after the Federal Reserve left out the word "considerable" in discussing the length of time interest rates may remain low. Given where we are in the economic cycle, a rise in rates is indeed likely. However, in our view, the overall economic environment for growth stocks will remain favorable for the balance of fiscal year 2004. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets -- the kind of companies that dominate the Fund's portfolio -- would provide an excellent opportunity for the Fund to regain ground relative to its peers.

--------------------------------------------------------------------------------
7 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Focused Growth Fund Class A shares (from 7/1/00 to 3/31/04) as compared to the performance of two widely cited performance indices, the Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP FOCUSED GROWTH FUND

AXP Focused Growth Fund Class A              $ 9,425      $4,448     $4,145      $2,725      $3,463
Russell 1000(R) Growth Index(1)              $10,000      $5,887     $5,769      $4,225      $5,585
Lipper Large-Cap Growth Funds Index(2)       $10,000      $6,246     $5,946      $4,318      $5,636
                                              7/1/00       3/01       3/02        3/03        3/04

(1) Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those Russell 1000 companies higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of March 31, 2004
1 year                                                              +19.76%
Since inception (6/26/00)                                           -24.56%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Focused Growth Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (99.1%)
Issuer                                            Shares           Value(a)

Aerospace & defense (1.1%)
Northrop Grumman                                   3,000           $295,260
United Technologies                                2,800            241,640
Total                                                               536,900

Cellular telecommunications (3.4%)
Nextel Communications Cl A                        35,000(b)         865,550
Vodafone Group ADR                                30,000(c)         717,000
Total                                                             1,582,550

Chemicals (0.5%)
du Pont (EI) de Nemours                            6,000            253,320

Computer hardware (9.9%)
Cisco Systems                                     93,600(b)       2,201,472
Dell                                              29,950(b)       1,006,919
EMC                                              105,600(b)       1,437,216
Total                                                             4,645,607

Computer software & services (11.3%)
Intl Business Machines                             9,000            826,560
Juniper Networks                                  51,700(b)       1,344,717
Microsoft                                         75,000          1,872,750
Symantec                                          15,000(b)         694,500
VERITAS Software                                  20,000(b)         538,200
Total                                                             5,276,727

Electronics (13.5%)
Analog Devices                                    19,500            936,195
Applied Materials                                 52,800(b)       1,128,864
Intel                                             76,000          2,067,200
Texas Instruments                                 40,000          1,168,800
Xilinx                                            26,000(b)         988,000
Total                                                             6,289,059

Energy (5.6%)
Apache                                            20,000            863,400
Exxon Mobil                                       30,000          1,247,700
XTO Energy                                        20,000            504,800
Total                                                             2,615,900

Environmental services (0.8%)
Waste Management                                  12,000            362,160

Finance companies (3.9%)
Citigroup                                         35,000          1,809,500

Financial services (2.7%)
Goldman Sachs Group                               12,000          1,252,200

Health care products (13.6%)
Amgen                                             30,000(b)       1,745,100
Biogen Idec                                       15,500(b)         861,800
Boston Scientific                                 15,000(b)         635,700
Genentech                                          2,700(b)         285,714
Pfizer                                            73,000          2,558,650
Teva Pharmaceutical Inds ADR                       4,200(c)         266,322
Total                                                             6,353,286

Insurance (3.1%)
American Intl Group                               20,000          1,427,000

Leisure time & entertainment (0.3%)
Carnival                                           3,600            161,676

Lodging & gaming (1.1%)
Intl Game Technology                              11,000            494,560

Machinery (4.3%)
Caterpillar                                       12,400            980,468
Deere & Co                                        15,000          1,039,650
Total                                                             2,020,118

Media (2.9%)
Amazon.com                                        12,000(b)         519,360
Cendant                                           35,000            853,650
Total                                                             1,373,010

Metals (1.9%)
Alcoa                                             25,000            867,250

Multi-industry (7.3%)
3M                                                 6,100            499,407
General Electric                                  95,000          2,899,400
Total                                                             3,398,807

Restaurants (1.6%)
Starbucks                                         20,000(b)         755,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- general (7.2%)
Best Buy                                           8,600           $444,792
Home Depot                                        47,200          1,763,392
PETCO Animal Supplies                             10,000(b)         281,800
Staples                                           12,000            304,680
Target                                            12,900            581,016
Total                                                             3,375,680

Telecom equipment & services (3.1%)
QUALCOMM                                           8,000            531,360
Research in Motion                                10,000(b,c)       933,100
Total                                                             1,464,460

Total common stocks
(Cost: $40,663,237)                                             $46,314,770

Short-term securities (1.7%)
Issuer                Annualized                  Amount           Value(a)
                     yield on date              payable at
                      of purchase                maturity

U.S. government agency
Federal Home Loan Mtge Corp Disc Nt
   05-04-04              1.02%                  $800,000           $799,264

Total short-term securities
(Cost: $799,252)                                                   $799,264

Total investments in securities
(Cost: $41,462,489)(d)                                          $47,114,034

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 4.1% of net assets.

(d) At March 31, 2004, the cost of securities for federal income tax purposes was $42,040,753 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $5,571,417
     Unrealized depreciation                                       (498,136)
                                                                   --------
     Net unrealized appreciation                                 $5,073,281
                                                                 ----------

--------------------------------------------------------------------------------
10 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Focused Growth Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $41,462,489)                                                                      $  47,114,034
Cash in bank on demand deposit                                                                              310,422
Capital shares receivable                                                                                    20,832
Dividends and accrued interest receivable                                                                    23,400
Receivable for investment securities sold                                                                   514,580
                                                                                                            -------
Total assets                                                                                             47,983,268
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                       14,931
Payable for investment securities purchased                                                                  67,053
Payable upon return of securities loaned (Note 6)                                                         1,120,000
Accrued investment management services fee                                                                      836
Accrued distribution fee                                                                                        672
Accrued transfer agency fee                                                                                     581
Accrued administrative services fee                                                                              77
Other accrued expenses                                                                                       36,095
                                                                                                             ------
Total liabilities                                                                                         1,240,245
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $  46,743,023
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     257,619
Additional paid-in capital                                                                              141,532,936
Accumulated net realized gain (loss) (Note 8)                                                          (100,699,077)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     5,651,545
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                              $  46,743,023
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $  29,741,481
                                                            Class B                                   $  15,715,716
                                                            Class C                                   $   1,284,720
                                                            Class Y                                   $       1,106
Net asset value per share of outstanding capital stock:     Class A shares          16,234,603        $        1.83
                                                            Class B shares           8,805,326        $        1.78
                                                            Class C shares             721,386        $        1.78
                                                            Class Y shares                 600        $        1.84
                                                                                           ---        -------------
* Including securities on loan, at value (Note 6)                                                     $   1,040,400
                                                                                                      -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Focused Growth Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                               $   436,897
Interest                                                                                                     25,907
Fee income from securities lending (Note 6)                                                                   2,980
   Less foreign taxes withheld                                                                                 (201)
                                                                                                               ----
Total income                                                                                                465,583
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          297,833
Distribution fee
   Class A                                                                                                   80,804
   Class B                                                                                                  166,780
   Class C                                                                                                   13,305
Transfer agency fee                                                                                         220,399
Incremental transfer agency fee
   Class A                                                                                                   15,489
   Class B                                                                                                   13,533
   Class C                                                                                                      910
Service fee -- Class Y                                                                                           14
Administrative services fees and expenses                                                                    30,768
Compensation of board members                                                                                 8,408
Custodian fees                                                                                               33,355
Printing and postage                                                                                         46,357
Registration fees                                                                                               685
Audit fees                                                                                                   17,000
Other                                                                                                         1,733
                                                                                                              -----
Total expenses                                                                                              947,373
   Expenses waived/reimbursed by AEFC (Note 2)                                                             (145,529)
                                                                                                           --------
                                                                                                            801,844
   Earnings credits on cash balances (Note 2)                                                                  (794)
                                                                                                               ----
Total net expenses                                                                                          801,050
                                                                                                            -------
Investment income (loss) -- net                                                                            (335,467)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         6,749,373
   Options contracts written (Note 5)                                                                        45,956
                                                                                                             ------
Net realized gain (loss) on investments                                                                   6,795,329
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                     5,285,116
                                                                                                          ---------
Net gain (loss) on investments and foreign currencies                                                    12,080,445
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $11,744,978
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Focused Growth Fund

Year ended March 31,                                                                  2004                 2003
Operations
Investment income (loss) -- net                                                   $   (335,467)        $   (481,013)
Net realized gain (loss) on investments                                              6,795,329          (33,497,052)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                5,285,116            6,056,991
                                                                                     ---------            ---------
Net increase (decrease) in net assets resulting from operations                     11,744,978          (27,921,074)
                                                                                    ----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           4,651,051            7,387,292
   Class B shares                                                                    2,139,037            4,105,248
   Class C shares                                                                      302,292              379,863
   Class Y shares                                                                        1,962                   --
Payments for redemptions
   Class A shares                                                                  (11,790,758)         (15,814,763)
   Class B shares (Note 2)                                                          (5,529,676)          (8,743,009)
   Class C shares (Note 2)                                                            (434,604)            (454,185)
   Class Y shares                                                                      (17,206)                 (24)
                                                                                       -------                  ---
Increase (decrease) in net assets from capital share transactions                  (10,677,902)         (13,139,578)
                                                                                   -----------          -----------
Total increase (decrease) in net assets                                              1,067,076          (41,060,652)
Net assets at beginning of year                                                     45,675,947           86,736,599
                                                                                    ----------           ----------
Net assets at end of year                                                         $ 46,743,023         $ 45,675,947
                                                                                  ============         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Focused Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of medium and large size companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
15 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $335,467 resulting in a net reclassification adjustment to decrease paid-in capital by $335,467.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2004              2003
Class A
Distributions paid from:
     Ordinary income                              $--               $--
     Long-term capital gain                        --                --
Class B
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
Class C
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --
Class Y
Distributions paid from:
     Ordinary income                               --                --
     Long-term capital gain                        --                --

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $          --
Accumulated long-term gain (loss)                         $(100,120,813)
Unrealized appreciation (depreciation)                    $   5,073,281

--------------------------------------------------------------------------------
16 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.65% to 0.50% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Large-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $29,406 for the year ended March 31, 2004.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
17 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $95,502 for Class A, $25,738 for Class B and $308 for Class C for the year ended March 31, 2004.

For the year ended March 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.10% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses through the date of the next shareholder meeting scheduled to be held on June 9, 2004, although, if the proposal is not approved, the waiver can be discontinued at any time after that. Under this agreement, net expenses will not exceed 1.32% for Class A, 2.08% for Class B, 2.08% for Class C and 1.16% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $794 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $109,094,243 and $119,296,278 respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $8,664 for the year ended March 31, 2004.

--------------------------------------------------------------------------------
18 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended March 31, 2004
                                             Class A      Class B    Class C   Class Y
Sold                                       2,745,970    1,278,922    181,721     1,234
Issued for reinvested distributions               --           --         --        --
Redeemed                                  (6,756,822)  (3,262,076)  (252,711)   (9,382)
                                          ----------   ----------   --------    ------
Net increase (decrease)                   (4,010,852)  (1,983,154)   (70,990)   (8,148)
                                          ----------   ----------    -------    ------

                                                      Year ended March 31, 2003
                                             Class A      Class B    Class C   Class Y
Sold                                       4,562,678    2,569,701    234,889        --
Issued for reinvested distributions               --           --         --        --
Redeemed                                  (9,653,739)  (5,399,743)  (281,374)      (12)
                                          ----------   ----------   --------       ---
Net increase (decrease)                   (5,091,061)  (2,830,042)   (46,485)      (12)
                                          ----------   ----------    -------       ---

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                       Year ended March 31, 2004
                                                                 Calls
                                                         Contracts   Premiums
Balance March 31, 2003                                      100     $ 18,199
Opened                                                      380       62,343
Closed                                                     (380)     (62,343)
Exercised                                                  (100)     (18,199)
                                                           ----      -------
Balance March 31, 2004                                       --     $     --
                                                           ----     --------

See "Summary of significant accounting policies."

6. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $1,040,400 were on loan to brokers. For collateral, the Fund received $1,120,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $2,980 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $100,120,813 as of March 31, 2004, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

9. SUBSEQUENT EVENT

Shareholders will be asked to approve a merger of the Fund into AXP New Dimensions Fund at a shareholder meeting on June 9, 2004. This approval is not guaranteed. If shareholder approval is obtained, no new purchases or exchanges into the Fund will be allowed, although existing shareholders may redeem or exchange out of the Fund.

--------------------------------------------------------------------------------
20 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

10. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004        2003        2002         2001(b)
Net asset value, beginning of period                                     $1.44       $2.19       $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                              (.01)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                          .40        (.74)       (.15)       (2.62)
Total from investment operations                                           .39        (.75)       (.16)       (2.63)
Net asset value, end of period                                           $1.83       $1.44       $2.19       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                    $30         $29         $55          $53
Ratio of expenses to average daily net assets(c),(e)                     1.32%       1.32%       1.26%        1.30%(d)
Ratio of net investment income (loss) to average daily net assets        (.39%)      (.55%)      (.65%)       (.47%)(d)
Portfolio turnover rate (excluding short-term securities)                 232%        275%         78%          54%
Total return(i)                                                         27.08%     (34.25%)     (6.81%)     (52.81%)(j)

See accompanying notes to financial highlights on page 24p.

--------------------------------------------------------------------------------
21 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004        2003        2002         2001(b)
Net asset value, beginning of period                                     $1.42       $2.16       $2.34       $ 4.99
Income from investment operations:
Net investment income (loss)                                              (.02)       (.02)       (.03)        (.03)
Net gains (losses) (both realized and unrealized)                          .38        (.72)       (.15)       (2.62)
Total from investment operations                                           .36        (.74)       (.18)       (2.65)
Net asset value, end of period                                           $1.78       $1.42       $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                    $16         $15         $29          $27
Ratio of expenses to average daily net assets(c),(f)                     2.08%       2.08%       2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets       (1.15%)     (1.32%)     (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                 232%        275%         78%          54%
Total return(i)                                                         25.35%     (34.26%)     (7.69%)     (53.11%)(j)

See accompanying notes to financial highlights on page 24.

--------------------------------------------------------------------------------
22 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004        2003        2002         2001(b)
Net asset value, beginning of period                                     $1.41       $2.16       $2.34       $ 4.98
Income from investment operations:
Net investment income (loss)                                              (.02)       (.02)       (.03)        (.02)
Net gains (losses) (both realized and unrealized)                          .39        (.73)       (.15)       (2.62)
Total from investment operations                                           .37        (.75)       (.18)       (2.64)
Net asset value, end of period                                           $1.78       $1.41       $2.16       $ 2.34

Ratios/supplemental data
Net assets, end of period (in millions)                                     $1          $1          $2           $2
Ratio of expenses to average daily net assets(c),(g)                     2.08%       2.08%       2.04%        2.07%(d)
Ratio of net investment income (loss) to average daily net assets       (1.15%)     (1.31%)     (1.43%)      (1.25%)(d)
Portfolio turnover rate (excluding short-term securities)                 232%        275%         78%          54%
Total return(i)                                                         26.24%     (34.72%)     (7.69%)     (53.01%)(j)

See accompanying notes to financial highlights on page 24.

--------------------------------------------------------------------------------
23 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                             2004        2003        2002         2001(b)
Net asset value, beginning of period                                     $1.45       $2.20       $2.35       $ 4.98
Income from investment operations:
Net investment income (loss)                                              (.03)       (.01)       (.01)        (.01)
Net gains (losses) (both realized and unrealized)                          .42        (.74)       (.14)       (2.62)
Total from investment operations                                           .39        (.75)       (.15)       (2.63)
Net asset value, end of period                                           $1.84       $1.45       $2.20       $ 2.35

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--         $--         $--          $--
Ratio of expenses to average daily net assets(c),(h)                     1.10%       1.11%       1.06%        1.11%(d)
Ratio of net investment income (loss) to average daily net assets        (.14%)      (.33%)      (.46%)       (.34%)(d)
Portfolio turnover rate (excluding short-term securities)                 232%        275%         78%          54%
Total return(i)                                                         26.90%     (34.09%)     (6.38%)     (52.81%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.60% ,1.66%, 1.40% and 1.59% for the periods ended March 31, 2004, 2003, 2002 and 2001, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.36%, 2.42%, 2.16% and 2.35% for the periods ended March 31, 2004, 2003, 2002 and 2001, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.36%, 2.42%, 2.16% and 2.35% for the periods ended March 31, 2004, 2003, 2002 and 2001, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.44%, 1.50%, 1.24% and 1.36% for the periods ended March 31, 2004, 2003, 2002 and 2001, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
24 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Focused Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the three-year period ended March 31, 2004 and for the period from June 26, 2000 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Focused Growth Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
25 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
26 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
27 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
28 -- AXP FOCUSED GROWTH FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Partners
         Small Cap
            Growth
               Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Partners Small Cap Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

The Fund's Long-term Performance                            12

Investments in Securities                                   13

Financial Statements                                        20

Notes to Financial Statements                               23

Independent Auditors' Report                                36

Board Members and Officers                                  37

Proxy Voting                                                39

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

RS Investment Management, L.P.
Portfolio manager                         Since            Years in industry
John Wallace                              1/01                    18
John Seabern, CFA                         1/01                    13

Turner Investment Partners, Inc.
Portfolio manager                         Since            Years in industry
William C. McVail, CFA                    8/03                    17
Christopher K. McHugh                     8/03                    18
Frank L. Sustersic                        8/03                    15
Jason D. Schrofberger, CFA                8/03                    10

Bjurman, Barry & Associates
Portfolio manager                         Since            Years in industry
G. Andrew Bjurman, CFA, CIC               8/03                    34
O. Thomas Barry III, CFA, CIC             8/03                    26
Stephen W. Shipman, CFA                   8/03                    11

UBS Global Asset Management (Americas) Inc.
Portfolio manager                         Since            Years in industry
Paul A. Graham, Jr., CFA                  8/03                    18
David N. Wabnik                           8/03                    13

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term capital growth.

Inception dates
A: 1/24/01      B: 1/24/01      C: 1/24/01      Y: 1/24/01

Ticker symbols
A: AXSCX        B: ASGBX        C: APRCX        Y: --

Total net assets                                        $319.4 million

Number of holdings                                                 394

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
                        MEDIUM  SIZE
                   X    SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 33.9%
Health care 19.1%
Consumer discretionary 13.7%
Financials 7.0%
Industrials 6.6%
Telecommunications 5.4%
Short-term securities 4.0%
Energy 3.9%
Consumer staples 3.1%
Materials 2.6%
Utilities 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsemi (Electronics)                                             1.1%
PC Mall (Retail -- general)                                         0.9
F5 Networks (Computer software & services)                          0.8
Secure Computing (Computer software & services)                     0.7
Omnicell (Health care services)                                     0.7
Varian Semiconductor Equipment
Associates (Electronics)                                            0.7
Scientific Games Cl A (Lodging & gaming)                            0.6
ASK Jeeves (Computer software & services)                           0.6
Urban Outfitters (Textiles & apparel)                               0.6
SafeNet (Computer software & services)                              0.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Performance Summary

AXP Partners Small Cap Growth Fund's portfolio is managed by four independent money management firms that invest a portion of Fund assets in growth stocks of small companies to seek long-term growth of capital. For the 12 months ended March 31, 2004, the Fund's Class A shares rose 56.43%, excluding sales charge, underperforming its benchmark, the Russell 2000(R) Growth Index, which advanced 63.16%. The Fund outperformed its peer group, as represented by the Lipper Small-Cap Growth Funds Index, which climbed 55.74% for the period.

RS Investment Management, UBS Global Asset Management, Turner Investment Partners and Bjurman, Barry & Associates managed 34%, 22%, 22% and 22% of the Fund's portfolio, respectively, as of March 31, 2004. Neuberger Berman and INVESCO managed a portion of the Fund's portfolio from the start of the fiscal period until Aug. 15, 2003. Both were replaced to help make the Fund's portfolio characteristics more aligned with its Lipper category and benchmark averages. Our goal in making the change was to lower the Fund's volatility and provide a more compelling risk/return profile. The portions of the Fund managed by Neuberger Berman and INVESCO underperformed the Fund's benchmark and peer group during their tenure.

Q: What factors affected performance the most for your portion of the Fund during the 2004 fiscal year?

     RS: Our portion of the portfolio outperformed the Fund's benchmark for most of the fiscal year, and underperformed in the first quarter of calendar year 2004. For most of the 12-month period ended March 31, 2004, we earned attractive returns from technology stocks. This was a sector where our portion of the Fund generally had a greater-than-index positioning.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
80%

70%                                (bar 2)
                                     +63.16%
60%                (bar 1)                             (bar 3)
                   +56.43%                             +55.74%
50%

40%

30%

20%

10%

 0%

(bar 1) AXP Partners Small Cap Growth Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Growth Index (unmanaged)
(bar 3) Lipper Small-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We maintained a lower-than-index position in financial services. This positioning in a growth-oriented market helped fiscal year returns for our portion of the Fund.(end callout quote)

-- RS Investments

     This positioning was the fruit of our stock-by-stock research rather than a bet on a broad technology recovery. During the fiscal year, we also enjoyed strong performance from software companies. We saw good performance from several companies that are well positioned to take advantage of new notebook and mobile computing devices.

     Beginning in late January 2004, however, many small-cap growth stocks, especially in technology, began to decline and/or underperform the rest of the equity market. This shift was sparked by a slight text change in the Federal Reserve Board's (the Fed) monetary policy statement. The Fed suggested that interest rates might rise earlier in

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                Class B                   Class C                  Class Y
(Inception dates)            (1/24/01)              (1/24/01)                 (1/24/01)                (1/24/01)
                         NAV(1)     POP(2)      NAV(1)    After CDSC(3)  NAV(1)   After CDSC(4)   NAV(5)       POP(5)
as of March 31, 2004
1 year                  +56.43%    +47.43%     +55.07%      +51.07%      +55.07%     +55.07%     +56.58%     +56.58%
Since inception          -4.61%     -6.37%      -5.30%       -6.21%       -5.30%      -5.30%      -4.46%      -4.46%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

     2004 than many investors were expecting. The ensuing decline in small-cap growth stock prices affected many sectors, including technology hardware, telecommunications and basic industries. All of these areas contributed to our underperformance for both the quarter and fiscal year 2004.

     Turner: Our portion of the portfolio performed in line with the Fund's benchmark for most of the fiscal year, and underperformed in the first quarter of calendar year 2004. For most of the period ended March 31, 2004, the portfolio benefited from a favorable outlook for growth stocks, especially small-capitalization growth stocks. Historically, the third quarter of the calendar year tends to be the most difficult for the equity markets, but this past year the markets posted solid performance numbers, led by an improving corporate earnings outlook.

     In the first quarter of calendar year 2004, investors became more risk sensitive. During this quarterly period, most of the positive performance for our portion of the Fund was driven by the health care sector. The portfolio's holdings in biotechnology, managed care and services to the health industry also boosted results. Select holdings in the technology, producer durables and financial services sectors detracted from performance during this same quarterly period, as the market's focus began to shift in January.

     UBS Global Asset Management: From Aug, 18, 2003, when we were added as a subadviser to the Fund, through March 31, 2004 our portion of the Fund underperformed the Fund's benchmark. Sector selection was generally a neutral factor during this period, though stock selection was a negative contributor. Stock selection was weak in Health Care and Information Technology stocks, offset in part by good stock picking in the Financial and Consumer Discretionary sectors. A part of our portion of the Fund was also held in cash in the period, and this detracted from returns in a surging market.

     As we examine the reasons for the poor stock selection, two factors seem to explain the bulk of our underperformance. First, at the end of 2003 we added some lower-priced, higher-risk stocks to seek to increase the aggressiveness of the portfolio, particularly in the technology sector. Although we continued to be conservatively positioned relative to the benchmark, these purchases were disappointing and underperformed sharply, as some of the companies reported earnings disappointments and

--------------------------------------------------------------------------------
6   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have increased our exposure to software companies -- a sector that should be a big beneficiary of an increase in corporate spending. (end callout quote)

-- Turner Investments

     investors began moving to higher-quality names in 2004. We are in the process of eliminating many of these disappointing names from our portion of the portfolio.

     A second reason for our underperformance was that some of the higher-quality names that worked best for us in 2003 rose to high valuations by year-end. As a result, the market's move back to stocks with lower price-to-earnings ratios (P/Es) in early 2004 resulted in these stocks underperforming. Many of these stocks have fallen back to more attractive relative valuations, in our opinion, and we expect to continue to hold them as long as their fundamentals remain intact.

     Bjurman Barry: Since we began managing a portion of the Fund, positive economic and corporate profit growth, coupled with tax reduction policies and low interest rates, fueled a powerful rally in the stock market. However, our portion of the Fund underperformed the Fund's benchmark from Aug. 18, 2003 to March 31, 2004. The underperformance was caused by our focus on fast growing companies exhibiting good valuation characteristics in the micro-cap sector. These stocks, which were the best performing stocks from mid-summer to mid-January, corrected the most from mid-January to mid-March 2004.

     Evidence of an increasingly buoyant economy began to appear throughout the third quarter of 2003. The reduced burden of taxes on capital and on labor has helped to create economic growth that is now exceeding expectations. This activity has begun to boost the earnings of the companies within our portion of the Fund.

Q: What changes did you make to the portfolio and what is your current positioning?

     RS Investment Management: Our portion of the portfolio was positioned for a gradual U.S. economic recovery. While the economy continued to grow, small-cap investors focused on what we call low growth or no growth stocks, especially in technology, for most of the period.

     As the market's focus began to shift during the first calendar quarter of 2004, many technology stocks were down as much as 30% or more from their 52-week highs, taking the good down with the bad. For example, we owned O2Micro International Ltd. for some time within

--------------------------------------------------------------------------------
7   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

     our portion of the Fund. However, after producing strong returns for the portfolio in 2003, the stock fell this past winter, detracting from our overall returns. Despite weakness since January 2004, we believe selected technology companies present attractive risk/reward trade-offs.

     During the 2004 fiscal year, we held an approximately index-weighted position in consumer discretionary services stocks, but nevertheless realized strong returns relative to the Fund's benchmark. Our direct exposure to the consumer included retailers such as Charlotte Russe Holding, Inc., and Bon-Ton Stores, Inc. We also have holdings in education services, and several positions in commercial services.

     We maintained a lower-than-index position in financial services. This positioning in a growth-oriented market helped fiscal year returns for our portion of the Fund. Stock selection in this sector also helped our yearly results. We enjoyed strong performance from securities brokers, and transaction processors. This was countered by modest weakness in several insurance stocks.

     Within the telecommunications industry, pricing pressure and slower-than-anticipated subscriber growth hurt results for some of our holdings. We anticipated the beginning of a recovery in the telecommunications sector, but now believe it may take longer to develop than we first thought. Thus, we have reduced our exposure in the sector.

     Turner: In the technology sector, we continue to overweight semiconductor related stocks, but anticipate that we will begin moving toward a market-weighted position when we see the semiconductor cycle peaking during the second or third quarter. In addition, we have increased our exposure to software companies -- a sector that should be a big beneficiary of an increase in corporate spending.

     For consumer stocks, we have reduced our exposure to retail stocks since the spring and summer months are typically the weakest for those companies. We will maintain exposure to selected retailers that specialize in products that have good pricing power, loyal customer bases and focus on well-defined market niches. Our holdings in the health care sector are generally well diversified, but we are focused specifically on medical services and medical device companies, which may be well positioned to benefit from demographic trends and legislative activity.

--------------------------------------------------------------------------------
8   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We are aggressively working to improve returns. (end callout quote)

-- UBS Global Asset Management

     UBS Global Asset Management: Clearly, recent underperformance by our portion of the Fund has been a disappointment, and we are aggressively working to improve returns. Although it's never easy to accept weak performance, a longer historical perspective for our strategy may be helpful. In the almost ten years that we have been managing this strategy, which includes periods prior to managing a portion of this Fund, the March 2004 period was the second worst quarterly performance our strategy has realized relative to benchmark. Although past performance cannot predict future results, we believe that a focus on buying growing, well-managed companies can help us bounce back.

     As of March 31, 2004 our portion of the Fund had a higher-than-index position in consumer staples, energy, financials, and health care, while it had a slightly lower than index weighting in industrials, technology, telecommunications, and materials stocks.

     Bjurman Barry: Between mid-August 2003 and January, companies whose earnings expectations are high, did well both in the market and for our portion of the Fund. Many of these companies are technology firms. Higher-than-index positions in technology, health care, and producer manufacturing contributed positively to the returns, until the first quarter market correction. These sectors were, and have, higher-than-index weighting because our models and economic outlook highlight more companies in these sectors than others.

     We are seeing evidence that technology firms that survived the industry's hard times in 2001 and 2002 are now reaping the benefits of a growing economy. Especially evident are companies whose technologies propel the Internet and telecommunications. Other successes within our portion of the Fund include companies that are using technology and better management techniques to improve the efficiency and pricing of health care.

--------------------------------------------------------------------------------
9   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:   How have you positioned your portion of the Fund for the coming months?

     RS Investment Management: We remain committed to our investment process that we believe can help us achieve strong long-term results. Looking ahead, we expect that the market will likely be choppy in coming quarters. However, we do not think a potential increase in interest rates sometime this year means that small stocks will necessarily go down. The need to raise rates is a sign of a healthy, strengthening economy. In fact, a strengthening economy coupled with gradually rising rates, can be a positive backdrop for equities. According to Leuthold Group research, since 1955 there have been 11 distinct periods when Treasury bill yields rose. Many stocks also moved higher during these periods. In those 11 time periods, the average interest rate increase was 243 basis points (2.43%). At this point, we remain committed to identifying small companies with what we believe to be the best earnings growth prospects in this recovering economy. We will continue to emphasize individual stock selection within a broadly diversified portfolio.

     Turner: We believe that corporate earnings activity will continue to strengthen in 2004, but we also recognize that the market may be subject to increasing uncertainty as investors anticipate Fed actions, face uncertainties about the outcome of the U.S. general election and wrestle with terrorist threats and the war in Iraq.

     In our view, good stock selection will be required for the uncertain market environment we see unfolding in the months ahead. As always, we are seeking to build a well-positioned portfolio of stocks with the strongest prospective earnings power and excellent fundamental business models.

     UBS Global Asset Management: Small-cap stocks began their most recent outperformance cycle in April 1999 and have outperformed the broader market consistently over this span with few exceptions, mostly notably in late 2002 and early 2003 when the nation prepared for war in Iraq. Historically, small-cap rallies have continued for five to seven years, so the current rally may be approaching maturity if judged strictly by chronological age.

--------------------------------------------------------------------------------
10   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We are seeing evidence that technology firms that survived the industry's hard times in 2001 and 2002 are now reaping the benefits of a growing economy. (end callout quote)

-- Bjurman Barry

     On the valuation front, we believe small-cap stocks are no longer compellingly cheap relative to large-cap stocks, but neither do we believe they are anywhere near where they have been when prior rallies have stopped. The earnings growth outlook, meanwhile, seems fairly similar for small-cap and large-cap stocks, though a re-acceleration of the economy would probably help small-cap prospects more going forward. All in all, our expectations are neutral to moderately positive on small-cap stock returns for the next several years relative to large-cap stocks.

     Bjurman Barry: In addition to the improved fiscal condition created by the new tax laws, the economy and the market benefited from the stable monetary environment created by the Federal Reserve Board in calendar year 2003. We believe these twin policy attributes, low taxes and stable money, have the potential to help smaller capitalization companies again in 2004. In addition, strong corporate earnings growth may help provide a sound fundamental underpinning for the stock market in the months ahead.

--------------------------------------------------------------------------------
11   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Partners Small Cap Growth Fund Class A shares (from 2/1/01 to 3/31/04) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Growth Index and the Lipper Small-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

                          Average Annual Total Returns
                 Class A with Sales Charge as of March 31, 2004
 1 year                                                              +47.43%
 Since inception (1/24/01)                                            -6.37%
             Results for other share classes can be found on page 5.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP PARTNERS SMALL CAP GROWTH FUND

AXP Partners Small Cap Growth Fund Class A    $ 9,425            $7,647           $8,187            $5,186              $8,113
Russell 2000(R) Growth Index(1)               $10,000            $7,845           $8,233            $5,629              $9,184
Lipper Small-Cap Growth Funds Index(2)        $10,000            $7,873           $8,324            $5,885              $9,166
                                               2/1/01              3/01             3/02              3/03                3/04

(1) Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Small-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
12   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Partners Small Cap Growth Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (97.9%)
Issuer                                            Shares           Value(a)

Aerospace & defense (0.4%)
Armor Holdings                                    15,000(b)       $496,500
DRS Technologies                                  29,420(b)        823,172
Total                                                            1,319,672

Airlines (0.6%)
AirTran Holdings                                  59,720(b)        709,474
Pinnacle Airlines                                 82,400(b)      1,095,920
Total                                                            1,805,394

Automotive & related (0.8%)
American Axle & Mfg Holdings                      24,600(b)        906,509
China Yuchai Intl                                 15,970(c)        319,560
Quantum Fuel Systems
  Technologies Worldwide                         103,500(b)        820,755
Winnebago Inds                                    11,510           358,767
Total                                                            2,405,591

Banks and savings & loans (2.4%)
Bank of the Ozarks                                12,370           340,794
BankUnited Financial Cl A                         36,600(b)      1,087,020
Boston Private Financial Holdings                 26,350           737,800
Cathay General Bancorp                            12,660           833,281
East West Bancorp                                 13,320           745,920
Glacier Bancorp                                   23,870           769,808
Harbor Florida Bancshares                          9,700           280,718
Southwest Bancorp of Texas                        18,500           698,005
UCBH Holdings                                     44,900         1,797,796
Wintrust Financial                                 8,910           433,293
Total                                                            7,724,435

Beverages & tobacco (0.7%)
Central European Distribution                     26,500(b)        857,010
Constellation Brands                              21,100(b)        677,310
Cott                                              27,000(b,c)      793,530
Total                                                            2,327,850

Broker dealers (0.5%)
Affiliated Managers Group                          5,685(b)        310,287
Friedman, Billings, Ramsey
  Group Cl A                                      47,250         1,275,278
Total                                                            1,585,565

Building materials & construction (0.4%)
Simpson Mfg                                       23,130(b)      1,132,214

Cellular telecommunications (1.0%)
Alamosa Holdings                                 105,520(b)        616,237
Sierra Wireless                                   50,000(b,c)    1,824,499
Western Wireless Cl A                             25,580(b)        597,805
Total                                                            3,038,541

Chemicals (0.8%)
Airgas                                            17,220           366,786
Albemarle                                         20,200           585,800
Minerals Technologies                              9,140           521,894
TETRA Technologies                                37,400(b)        977,262
Total                                                            2,451,742

Computer hardware (2.5%)
Advanced Digital Information                      69,400(b)        789,772
Artesyn Technologies                              53,250(b)        506,940
Engineered Support Systems                        28,360         1,383,685
FARO Technologies                                 36,000(b)        826,920
PalmOne                                           49,465(b)      1,056,572
RadiSys                                           58,400(b)      1,220,560
SimpleTech                                        94,000(b)        446,500
Synaptics                                         31,900(b)        559,526
Trident Microsystems                              30,000(b)        478,500
Varian                                            17,640(b)        708,599
Total                                                            7,977,574

Computer software & services (17.0%)
Activision                                        83,490(b)      1,320,812
Advent Software                                   19,770(b)        369,699
Akamai Technologies                               38,230(b)        502,342
Altiris                                           35,720(b)        998,017
ASK Jeeves                                        57,400(b)      2,050,901
Aspen Technology                                 116,650(b)        953,031
Avocent                                           14,400(b)        529,776
CACI Intl Cl A                                    29,500(b)      1,268,500
CNET Networks                                     61,890(b)        639,324
Cognizant Technology Solutions                    36,700(b)      1,660,675
Concord Communications                            67,400(b)        971,234

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Computer software & services (cont.)
Corillian                                        223,130(b)     $1,104,494
DiamondCluster Intl Cl A                          44,640(b)        432,115
Digital River                                     34,700(b)        812,327
Digitas                                           38,210(b)        393,181
Dot Hill Systems                                  48,600(b)        486,972
Epicor Software                                  115,030(b)      1,526,448
eSpeed Cl A                                       15,790(b)        330,958
F5 Networks                                       76,910(b)      2,603,403
FactSet Research Systems                          12,000           510,720
Fair Isaac                                        33,900         1,223,112
FileNET                                           21,170(b)        564,181
FindWhat.com                                      24,470(b)        529,776
Foundry Networks                                  38,600(b)        662,762
Global Payments                                   13,080           589,646
HomeStore                                        163,250(b)        690,548
Hyperion Solutions                                11,210(b)        464,655
InfoSpace                                         18,400(b)        715,208
Investors Financial Services                      31,720         1,310,670
Ixia                                              37,400(b)        404,668
Macromedia                                        52,500(b)      1,053,675
Magma Design Automation                           82,300(b)      1,720,893
Manchester Technologies                           31,100(b)        118,802
Manugistics Group                                 93,900(b)        643,215
Marimba                                          119,400(b)        703,266
MAXIMUS                                           15,900(b)        556,500
MicroStrategy Cl A                                27,400(b)      1,460,420
Navigant Consulting                               30,260(b)        612,160
Netopia                                           63,250(b)        775,445
NIC                                              106,300(b)        642,052
Openwave Systems                                  37,920(b)        505,853
PLATO Learning                                    76,400(b)        770,876
Raindance Communications                         396,900(b)      1,131,165
RealNetworks                                     178,200(b)      1,069,200
RSA Security                                      64,370(b)      1,209,512
SafeNet                                           53,000(b)      1,989,619
Sapient                                           67,510(b)        407,085
Secure Computing                                 146,500(b)      2,395,274
Silicon Storage Technology                        63,000(b)        815,220
SkillSoft                                         30,330(b)        391,257
SS&C Technologies                                 45,000         1,092,150
SupportSoft                                      155,050(b)      1,707,101
TeleCommunication Systems Cl A                    93,100(b)        670,320
THQ                                               22,900(b)        463,267
TIBCO Software                                    63,080(b)        515,364
Tyler Technologies                                80,000(b)        776,800
United Online                                     61,335(b)      1,021,841
ValueClick                                        78,000(b)        842,400
Verint Systems                                    20,930(b)        646,737
WebEx Communications                              25,000(b)        743,250
Webzen ADR                                        72,520(b,c)      678,062
Total                                                           54,748,936

Electronics (14.9%)
Aeroflex                                          45,290(b)        609,603
Anaren                                            18,670(b)        294,613
Artisan Components                                20,300(b)        452,487
Atheros Communications                             3,300(b)         56,463
August Technology                                 24,700(b)        370,500
Axcelis Technologies                              90,740(b)      1,009,029
Bel Fuse Cl B                                     40,000         1,309,600
Bell Microproducts                                72,700(b)        523,440
Benchmark Electronics                             50,890(b)      1,602,017
California Micro Device                            5,600(b)         74,480
Candela                                          128,000(b)      1,754,880
Cognex                                            32,800         1,090,600
Credence Systems                                 116,020(b)      1,378,318
Cree                                              15,200(b)        338,960
Cymer                                             13,230(b)        510,810
Daktronics                                        32,500(b)        733,525
Electroglas                                       76,000(b)        336,604
ESCO Technologies                                 15,200(b)        701,024
Exar                                              76,810(b)      1,420,985
GrafTech Intl                                    111,680(b)      1,669,616
HEI                                              127,750(b)        411,355
Integrated Device Technology                      39,150(b)        587,250
Integrated Silicon Solution                       24,020(b)        426,115
Kulicke & Soffa Inds                              76,370(b)        895,056
Lattice Semiconductor                             25,290(b)        220,782
Metrologic Instruments                            58,200(b)      1,361,880
Micrel                                            32,510(b)        434,009
Microsemi                                        253,000(b)      3,461,039
Mindspeed Technologies                            67,700(b)        442,081
MRV Communications                               132,730(b)        441,991
Nam Tai Electronics                               33,000(c)        838,530
NVE                                               34,000(b)      1,621,120
O2Micro Intl                                      36,000(b,c)      620,280
OmniVision Technologies                           52,660(b)      1,438,145
ON Semiconductor                                 126,000(b)        950,040
Pixelworks                                        52,660(b)        902,066
Plexus                                            46,660(b)        830,081
Power Integrations                                26,100(b)        765,513
Power-One                                         43,280(b)        478,677

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Electronics (cont.)
Presstek                                          57,210(b)       $622,445
RAE Systems                                       44,400(b)        180,264
Raven Inds                                        30,000           918,000
Rofin-Sinar Technologies                          40,000(b)      1,194,000
Rudolph Technologies                              57,610(b)      1,079,035
Skyworks Solutions                               109,500(b)      1,276,770
Sonic Solutions                                   53,690(b)      1,017,962
Staktek Holdings                                   3,900(b)         47,775
Standard Microsystems                             13,500(b)        359,640
Technology Research                               80,000         1,012,800
TTM Technologies                                  53,900(b)        664,048
Ultralife Batteries                               50,500(b)      1,077,165
Ultratech                                         21,200(b)        494,172
Varian Semiconductor
  Equipment Associates                            51,130(b)      2,147,459
Veeco Instruments                                 12,300(b)        345,015
Verisity                                          30,700(b)        284,282
Vicor                                             58,800(b)        721,476
Vitesse Semiconductor                            113,430(b)        804,219
Total                                                           47,610,091

Energy (2.0%)
Arch Coal                                         15,400           483,406
Brown (Tom)                                       43,820(b)      1,647,632
CONSOL Energy                                     31,550           845,540
Gasco Energy                                      17,000(b)         32,980
KCS Energy                                        37,300(b)        399,110
Meridian Resource                                 95,550(b)        575,211
Patina Oil & Gas                                  42,300         1,110,375
Petroleum Development                             22,000(b)        630,300
Westport Resources                                24,250(b)        800,008
Total                                                            6,524,562

Energy equipment & services (1.9%)
CARBO Ceramics                                     7,180           451,981
Evergreen Resources                               23,670(b)        813,065
Hanover Compressor                                80,300(b)        970,827
Headwaters                                        15,600(b)        399,672
Patterson-UTI Energy                              41,300(b)      1,462,433
PetroQuest Energy                                135,700(b)        484,449
Pride Intl                                        36,600(b)        624,396
Superior Energy Services                          84,740(b)        854,179
Total                                                            6,061,002

Engineering & construction (1.4%)
Dycom Inds                                        56,610(b)      1,501,297
EMCOR Group                                       13,500(b)        495,450
Hovnanian Enterprises Cl A                        17,400(b)        750,810
Palm Harbor Homes                                 28,820(b)        604,067
Washington Group Intl                             27,950(b)      1,023,250
Total                                                            4,374,874

Environmental services (0.5%)
Tetra Tech                                        51,820(b)      1,112,057
Waste Connections                                 12,860(b)        511,828
Total                                                            1,623,885

Financial services (1.0%)
Heidrick & Struggles Intl                         48,000(b)      1,148,639
Jefferies Group                                   11,050           390,397
Knight Trading Group                              29,310(b)        371,065
Local Financial                                   12,890(b)        281,002
Saxon Capital                                     32,700(b)        929,007
Total                                                            3,120,110

Food (1.5%)
Hansen Natural                                    50,000(b)        700,000
Performance Food Group                            18,470(b)        634,445
Provide Commerce                                  44,350(b)      1,008,963
Sanfilippo (John B) & Son                         38,080(b)      1,397,535
United Natural Foods                               4,520(b)        217,367
Wild Oats Markets                                 61,300(b)        725,179
Total                                                            4,683,489

Health care products (12.2%)
Abaxis                                            74,000(b)      1,498,500
Able Laboratories                                 43,600(b)        851,508
Access Pharmaceuticals                           119,840(b)        769,373
Advanced Neuromodulation
 Systems                                          26,300(b)        949,167
Affymetrix                                        10,100(b)        340,875
Alexion Pharmaceuticals                           34,450(b)        818,532
Amylin Pharmaceuticals                            13,500(b)        319,815
Arrhythmia Research Technology                    44,000           939,400
Axonyx                                            60,460(b)        394,804
Bio-Rad Laboratories Cl A                          7,500(b)        422,775
Bio-Reference Laboratories                        55,400(b)        875,874
Bradley Pharmaceuticals                           32,240(b)        811,803
Cooper Companies                                  13,400           723,600
CV Therapeutics                                   12,100(b)        183,073
Dade Behring Holdings                             26,760(b)      1,190,285

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Health care products (cont.)
Digene                                            14,000(b)       $481,040
Discovery Laboratories                            67,000(b)        816,730
EPIX Medical                                      42,450(b)        880,838
eResearch Technology                              20,000(b)        561,000
Escalon Medical                                    4,500(b)        101,745
Exactech                                          19,424(b)        357,402
First Horizon Pharmaceutical                      71,900(b)      1,133,144
Flamel Technologies                               33,650(b,c)      872,242
Gen-Probe                                         19,670(b)        657,175
Genome Therapeutics                               80,580(b)        453,665
Impax Laboratories                                64,560(b)      1,444,207
INAMED                                            33,020(b)      1,759,305
Isis Pharmaceuticals                              37,300(b)        289,448
K-V Pharmaceutical Cl A                           21,065(b)        517,356
Kinetic Concepts                                   3,700(b)        165,945
Ligand Pharmaceuticals Cl B                       59,700(b)      1,199,970
Medical Technology Systems                         8,000(b)         99,600
Medicines Company                                 18,200(b)        586,222
Merit Medical Systems                             87,734(b)      1,898,563
MGI Pharma                                        21,270(b)      1,303,000
Nabi Biopharmaceuticals                           65,600(b)      1,020,080
Nektar Therapeutics                               25,890(b)        558,706
Neurocrine Biosciences                            13,570(b)        801,987
Noven Pharmaceuticals                             33,240(b)        713,663
NPS Pharmaceuticals                               30,260(b)        863,923
Nutraceutical Intl                                40,000(b)        865,600
Onyx Pharmaceuticals                              10,340(b)        418,356
OSI Pharmaceuticals                               14,640(b)        562,176
Palomar Medical Technologies                      32,600(b)        588,104
Penwest Pharmaceuticals                           19,900(b)        290,739
POZEN                                             13,500(b)        186,570
Quidel                                           101,900(b)        671,521
ResMed                                             6,500(b)        293,735
Salix Pharmaceuticals                             25,770(b)        747,845
Taro Pharmaceuticals Inds                         13,300(b,c)      771,267
Telik                                             22,700(b)        609,268
TriPath Imaging                                   75,000(b)        687,000
Vicuron Pharmaceuticals                           21,900(b)        498,225
Wilson Greatbatch Technologies                    17,670(b)        641,068
Wright Medical Group                              17,530(b)        538,171
Total                                                           38,995,985

Health care services (7.3%)
Accredo Health                                    15,670(b)        597,027
American Healthways                               72,470(b)      1,769,717
American Medical Security Group                   32,500(b)        868,075
Apria Healthcare Group                            31,300(b)        937,122
Covance                                           18,600(b)        640,584
Durect                                           313,590(b)      1,066,206
Fisher Scientific Intl                            13,300(b)        732,032
Genesis HealthCare                                22,190(b)        540,327
Healthcare Services Group                         51,300           843,885
Kindred Healthcare                                34,300(b)      1,725,290
Natl Medical Health Card Systems                  13,800(b)        351,762
NeighborCare                                      17,860(b)        433,105
Odyssey Healthcare                                41,175(b)        776,149
Omnicell                                         110,540(b)      2,189,797
Patterson Dental                                  16,000(b)      1,097,760
Pediatrix Medical Group                           27,700(b)      1,745,100
Pharmaceutical Product
  Development                                     41,850(b)      1,246,712
PRAECIS Pharmaceuticals                           63,000(b)        372,330
QLT                                               13,360(b,c)      341,214
Select Medical                                   109,430         1,827,481
Sierra Health Services                            22,640(b)        824,096
Stewart Enterprises Cl A                          65,710(b)        477,712
United Surgical Partners Intl                     15,900(b)        539,646
VCA Antech                                        36,800(b)      1,311,184
Total                                                           23,254,313

Home building (0.6%)
Champion Enterprises                             120,000(b)      1,272,000
NVR                                                1,200(b)        552,000
Total                                                            1,824,000

Household products (0.9%)
Central Garden & Pet                              34,400(b)      1,238,400
Inter Parfums                                     40,100           921,899
Nautilus Group                                    52,230           822,623
Total                                                            2,982,922

Industrial services (0.5%)
Ceradyne                                          41,900(b)      1,514,685

Industrial transportation (1.2%)
Genesee & Wyoming Cl A                            15,390(b)        380,133
Landstar System                                   31,700(b)      1,297,798
Old Dominion Freight Line                         30,000(b)      1,011,000
UTI Worldwide                                     13,600(c)        607,784
Wabash Natl                                       19,860(b)        468,696
Total                                                            3,765,411

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Insurance (1.2%)
Bristol West Holdings                             20,340(b)       $414,936
Direct General                                    12,320           445,984
Hilb, Rogal & Hamilton                             9,600           365,760
Infinity Property & Casualty                      31,000           974,331
Platinum Underwriters Holdings                    13,560(c)        434,598
RLI                                               11,300           436,180
Selective Insurance Group                         12,990           455,559
U.S.I. Holdings                                   30,270(b)        447,693
Total                                                            3,975,041

Investment companies (0.5%)
iShares Russell 2000 Index Fund                   13,600         1,597,048

Leisure time & entertainment (1.5%)
K2                                                45,880(b)        735,456
Lions Gate Entertainment                          45,310(b,c)      283,188
Multimedia Games                                  65,680(b)      1,624,923
RC2                                               45,900(b)      1,262,250
Thor Inds                                         35,430           951,650
Total                                                            4,857,467

Lodging & gaming (0.8%)
Alliance Gaming                                   17,040(b)        547,495
Scientific Games Cl A                            110,250(b)      2,063,880
Total                                                            2,611,375

Machinery (0.7%)
IDEX                                              10,820           470,454
JLG Inds                                          32,100           459,030
Met-Pro                                           36,666           615,989
Nordson                                            8,590           321,781
Roper Inds                                         9,240           445,830
Total                                                            2,313,084

Media (1.9%)
24/7 Real Media                                  209,262(b)      1,517,149
aQuantive                                         41,820(b)        401,472
Cumulus Media Cl A                                39,600(b)        791,604
Donnelley (RR) & Sons                             35,406         1,071,032
Gray Television                                   76,050         1,111,851
iVillage                                          66,680(b)        458,758
Salem Communications Cl A                          9,300(b)        254,634
XM Satellite Radio Holdings Cl A                  20,860(b)        584,080
Total                                                            6,190,580

Metals (1.6%)
Commercial Metals                                 29,640           943,738
Metal Management                                  15,000(b)        550,200
Olympic Steel                                     14,000(b)        195,580
Oregon Steel Mills                                35,000(b)        264,600
Quanex                                            14,500           616,105
Schnitzer Steel Inds Cl A                         30,720           984,883
Steel Dynamics                                    52,690(b)      1,305,658
Steel Technologies                                10,000           193,200
Total                                                            5,053,964

Miscellaneous (0.8%)
EVCI Career Colleges                             119,700(b)      1,533,357
Gevity HR                                         35,000         1,022,000
Total                                                            2,555,357

Multi-industry (0.7%)
Administaff                                       22,750(b)        396,533
Korn/Ferry Intl                                   17,980(b)        287,680
Leapfrog Enterprises                              16,900(b)        327,015
MPS Group                                         58,090(b)        645,961
Strayer Education                                  5,360           626,959
Total                                                            2,284,148

Real estate investment trust (1.5%)
American Financial Realty Trust                   29,800           505,110
Capital Lease Funding                              3,600(b)         46,152
Government Properties Trust                        9,900           130,383
Highland Hospitality                              27,800(b)        325,816
Kilroy Realty                                     12,870           456,885
Mills Corp                                        17,200           916,588
Redwood Trust                                     10,000           621,700
Ventas                                            64,250         1,765,590
Total                                                            4,768,224

Restaurants (0.9%)
P.F. Chang's China Bistro                         10,470(b)        526,746
Panera Bread Cl A                                 17,500(b)        681,100
RARE Hospitality Intl                             17,750(b)        492,563
Ruby Tuesday                                      34,300         1,102,744
Total                                                            2,803,153

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Issuer                                            Shares           Value(a)

Retail -- general (5.3%)
Aeropostale                                       52,100(b)     $1,889,145
Bon-Ton Stores                                    74,700         1,151,874
Casual Male Retail Group                          51,020(b)        527,547
Cost Plus                                         10,650(b)        444,638
Electronics Boutique Holdings                     22,900(b)        672,344
Finish Line Cl A                                  33,000(b)      1,220,340
First Cash Financial Services                     20,000(b)        672,600
Hot Topic                                         64,570(b)      1,707,877
J. Jill Group                                     22,800(b)        467,856
Men's Wearhouse                                   45,000(b)      1,195,650
NBTY                                              11,550(b)        429,429
Pacific Sunwear of California                     27,440(b)        673,378
PC Mall                                          164,060(b)      3,008,859
PETCO Animal Supplies                             31,200(b)        879,216
Sports Authority                                  14,560(b)        583,565
Stamps.com                                        93,650(b)        560,964
Tractor Supply                                    10,240(b)        396,493
Tuesday Morning                                   14,730(b)        507,596
Total                                                           16,989,371

Telecom equipment & services (4.4%)
ACT Teleconferencing                              92,400(b)        256,872
Andrew Corp                                       25,490(b)        446,075
Applied Signal Technology                         40,000         1,092,800
AudioCodes                                        41,410(b,c)      480,356
C-COR.net                                         23,200(b)        325,264
Comtech Telecommunications                        45,000(b)      1,044,000
Corvis                                           484,730(b)        930,682
Digi Intl                                         43,700(b)        431,319
Ditech Communications                             48,202(b)        803,527
Equinix                                           25,450(b)        921,570
Inet Technologies                                 77,440(b)        961,030
MDU Communications                               153,500(b)        460,500
Nextel Partners Cl A                              56,300(b)        712,758
NMS Communications                               105,850(b)        757,886
Oplink Communications                            144,280(b)        362,143
Orbimage                                          29,500(b)        560,500
Orbital Sciences                                  50,000(b)        626,500
Performance Technologies                          65,000(b)      1,097,849
Plantronics                                        8,480(b)        310,453
Powerwave Technologies                            36,840(b)        287,352
Tekelec                                           29,240(b)        485,092
ViaSat                                            25,000(b)        622,000
XETA Technologies                                 27,650(b)        172,813
Total                                                           14,149,341

Textiles & apparel (2.2%)
Cache                                             22,900(b)        755,013
Carter's                                          13,800(b)        394,542
Charlotte Russe Holdings                          57,950(b)      1,060,485
Chico's FAS                                       35,500(b)      1,647,200
Jos A Bank Clothiers                              12,705(b)        457,380
Rocky Shoes & Boots                               31,000(b)        750,200
Urban Outfitters                                  41,800(b)      2,008,908
Total                                                            7,073,728

Utilities -- natural gas (0.8%)
Quicksilver Resources                             49,840(b)      1,931,798
Southwestern Energy                               19,500(b)        470,340
Total                                                            2,402,138

Utilities -- telephone (0.1%)
Commonwealth Telephone
  Enterprises                                      9,100(b)        373,191

Total common stocks
(Cost: $268,445,146)                                          $312,850,053

Short-term securities (4.1%)
Issuer                Annualized                  Amount           Value(a)
                     yield on date              payable at
                      of purchase                maturity
Commercial paper
Alpine Securitization
   04-01-04              1.06%                $2,900,000(d)     $2,899,915
Amsterdam Funding
   04-01-04              1.07                  6,900,000(d)      6,899,794
Fairway Finance
   04-01-04              1.07                  3,300,000(d)      3,299,902

Total short-term securities
(Cost: $13,100,000)                                            $13,099,611

Total investments in securities
(Cost: $281,545,146)(e)                                       $325,949,664

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 2.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $13,099,611 or 4.1% of net assets.

(e) At March 31, 2004, the cost of securities for federal income tax purposes was $283,710,562 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $50,391,636
     Unrealized depreciation                                  (8,152,534)
                                                              ----------
     Net unrealized appreciation                             $42,239,102
                                                             -----------

--------------------------------------------------------------------------------
19   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Small Cap Growth Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $281,545,146)                                                                      $325,949,664
Cash in bank on demand deposit                                                                            2,351,658
Capital shares receivable                                                                                   109,608
Dividends and accrued interest receivable                                                                    68,510
Receivable for investment securities sold                                                                 4,143,043
                                                                                                          ---------
Total assets                                                                                            332,622,483
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                      120,666
Payable for investment securities purchased                                                               4,463,578
Payable upon return of securities loaned (Note 5)                                                         8,479,000
Accrued investment management services fee                                                                    7,975
Accrued distribution fee                                                                                      4,436
Accrued transfer agency fee                                                                                   2,545
Accrued administrative services fee                                                                             688
Other accrued expenses                                                                                      106,789
                                                                                                            -------
Total liabilities                                                                                        13,185,677
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $319,436,806
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    734,566
Additional paid-in capital                                                                              305,277,119
Undistributed net investment income                                                                          37,542
Accumulated net realized gain (loss) (Note 8)                                                           (31,016,939)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    44,404,518
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $319,436,806
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $208,029,921
                                                            Class B                                    $101,591,896
                                                            Class C                                    $  8,811,406
                                                            Class I                                    $    867,727
                                                            Class Y                                    $    135,856
Net asset value per share of outstanding capital stock:     Class A shares              47,443,184     $       4.38
                                                            Class B shares              23,727,250     $       4.28
                                                            Class C shares               2,058,207     $       4.28
                                                            Class I shares                 197,067     $       4.40
                                                            Class Y shares                  30,863     $       4.40
                                                                                            ------     ------------
* Including securities on loan, at value (Note 5)                                                      $  7,886,800
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Partners Small Cap Growth Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                              $  1,113,898
Interest                                                                                                     67,508
Fee income from securities lending (Note 5)                                                                  66,792
   Less foreign taxes withheld                                                                               (2,608)
                                                                                                             ------
Total income                                                                                              1,245,590
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,359,429
Distribution fee
   Class A                                                                                                  443,450
   Class B                                                                                                  857,414
   Class C                                                                                                   76,822
Transfer agency fee                                                                                         737,333
Incremental transfer agency fee
   Class A                                                                                                   53,370
   Class B                                                                                                   42,453
   Class C                                                                                                    3,254
Service fee -- Class Y                                                                                           82
Administrative services fees and expenses                                                                   218,131
Compensation of board members                                                                                 8,608
Custodian fees                                                                                              206,105
Printing and postage                                                                                         62,440
Registration fees                                                                                            60,300
Audit fees                                                                                                   18,000
Other                                                                                                         6,602
                                                                                                              -----
Total expenses                                                                                            5,153,793
   Expenses waived/reimbursed by AEFC (Note 2)                                                                 (452)
                                                                                                               ----
                                                                                                          5,153,341
   Earnings credits on cash balances (Note 2)                                                                (1,539)
                                                                                                             ------
Total net expenses                                                                                        5,151,802
                                                                                                          ---------
Investment income (loss) -- net                                                                          (3,906,212)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        59,949,186
   Foreign currency transactions                                                                            (10,136)
   Options contracts written (Note 6)                                                                         4,311
                                                                                                              -----
Net realized gain (loss) on investments                                                                  59,943,361
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    49,922,876
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                   109,866,237
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $105,960,025
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Partners Small Cap Growth Fund

Year ended March 31,                                                                      2004              2003
Operations
Investment income (loss) -- net                                                      $ (3,906,212)     $ (3,020,108)
Net realized gain (loss) on investments                                                59,943,361       (76,221,763)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  49,922,876       (18,977,743)
                                                                                       ----------       -----------
Net increase (decrease) in net assets resulting from operations                       105,960,025       (98,219,614)
                                                                                      -----------       -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             67,923,609        69,185,490
   Class B shares                                                                      27,648,742        37,112,796
   Class C shares                                                                       2,292,271         4,350,150
   Class I shares                                                                         846,154                --
   Class Y shares                                                                          95,178                --
Payments for redemptions
   Class A shares                                                                     (48,163,772)      (38,417,663)
   Class B shares (Note 2)                                                            (17,214,233)      (18,556,830)
   Class C shares (Note 2)                                                             (1,862,449)       (1,448,268)
   Class I shares                                                                             (34)               --
   Class Y shares                                                                         (24,333)               --
                                                                                       ----------        ----------
Increase (decrease) in net assets from capital share transactions                      31,541,133        52,225,675
                                                                                       ----------        ----------
Total increase (decrease) in net assets                                               137,501,158       (45,993,939)
Net assets at beginning of year                                                       181,935,648       227,929,587
                                                                                      -----------       -----------
Net assets at end of year                                                            $319,436,806      $181,935,648
                                                                                     ============      ============
Undistributed net investment income                                                  $     37,542      $         --
                                                                                     ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Partners Small Cap Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000 Growth Index.

The Fund offers Class A, Class B, Class C, and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
24   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,943,754 and accumulated net realized loss has been decreased by $29,928 resulting in a net reclassification adjustment to decrease paid-in capital by $3,973,682.

--------------------------------------------------------------------------------
25   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2004              2003

Class A
Distributions paid from:
   Ordinary income                                $--               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class I*
Distributions paid from:
   Ordinary income                                 --               N/A
   Long-term capital gain                          --               N/A
Class Y
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --

* Inception date was March 4, 2004.

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $         --
Accumulated long-term gain (loss)                          $(28,808,213)
Unrealized appreciation (depreciation)                     $ 42,233,334

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
26   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.92% to 0.795% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $124,938 for the year ended March 31, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.08% to 0.055% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has Subadvisory Agreements with RS Investment Management, L.P., Bjurman, Barry and Associates, Turner Investment Partners and UBS Global Asset Management. Prior to Aug. 18, 2003, new investments in the Fund, net of any redemptions, were allocated to the subadvisers in equal portions. Effective Aug. 18, 2003 AEFC anticipates allocating new assets so that over time each subadviser manages approximately one-quarter of the Fund. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
27   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

In addition, AECSC us entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,029,659 for Class A, $108,570 for Class B and $1,785 for Class C for the year ended March 31, 2004.

For the year ended March 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.64% for Class A, 2.40% for Class B, 2.40% for Class C, 1.18% for Class I and 1.45% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until March 31, 2005. Under this agreement, net expenses will not exceed 1.70% for Class A, 2.46% for Class B, 2.46% for Class C, 1.20% for Class I and 1.52% for Class Y of the Fund's average daily net assets.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $1,539 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $613,296,559 and $589,168,376, respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadvisors were $40,049 for the year ended March 31, 2004.

--------------------------------------------------------------------------------
28   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                Year ended March 31, 2004
                                           Class A        Class B        Class C     Class I*     Class Y
Sold                                     17,371,415      7,232,066       606,630     197,075      21,725
Issued for reinvested distributions              --             --            --          --          --
Redeemed                                (12,137,193)    (4,585,356)     (490,438)         (8)     (5,899)
                                        -----------     ----------      --------          --      ------
Net increase (decrease)                   5,234,222      2,646,710       116,192     197,067      15,826
                                          ---------      ---------       -------     -------      ------

* Inception date was March 4, 2004.

                                                                Year ended March 31, 2003
                                           Class A        Class B        Class C     Class I     Class Y
Sold                                     20,218,544     10,821,546     1,308,013         N/A          --
Issued for reinvested distributions              --             --            --         N/A          --
Redeemed                                (12,267,034)    (6,008,203)     (481,565)        N/A          --
                                        -----------     ----------      --------       -----      ------
Net increase (decrease)                   7,951,510      4,813,343       826,448         N/A          --
                                        -----------     ----------      --------       -----      ------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $7,886,800 were on loan to brokers. For collateral, the Fund received $8,479,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $66,792 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                          Year ended March 31, 2004
                                                    Calls
                                          Contracts       Premiums
Balance March 31, 2003                        --          $    --
Opened                                       179           15,097
Closed                                      (133)          (5,109)
Exercised                                    (46)          (9,988)
                                             ---           ------
Balance March 31, 2004                        --          $    --
                                             ---          -------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
29   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $28,808,213 as of March 31, 2004, that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
30   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                                  2004         2003         2002       2001(b)
Net asset value, beginning of period                                          $2.80       $ 4.43        $4.13      $5.09
Income from investment operations:
Net investment income (loss)                                                   (.04)        (.04)        (.03)        --
Net gains (losses) (both realized and unrealized)                              1.62        (1.59)         .33       (.96)
Total from investment operations                                               1.58        (1.63)         .30       (.96)
Net asset value, end of period                                                $4.38       $ 2.80        $4.43      $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                        $208         $118         $152        $30
Ratio of expenses to average daily net assets(c)                              1.64%        1.55%(e)     1.53%(e)   1.50%(d),(e)
Ratio of net investment income (loss) to average daily net assets            (1.18%)      (1.23%)      (1.02%)     (.03%)(d)
Portfolio turnover rate (excluding short-term securities)                      224%         175%         153%        35%
Total return(f)                                                              56.43%      (36.79%)       7.29%    (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.79%, 1.89% and 4.37% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
31   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                                  2004         2003         2002       2001(b)
Net asset value, beginning of period                                          $2.76       $ 4.39        $4.12      $5.09
Income from investment operations:
Net investment income (loss)                                                   (.07)        (.06)        (.04)      (.01)
Net gains (losses) (both realized and unrealized)                              1.59        (1.57)         .31       (.96)
Total from investment operations                                               1.52        (1.63)         .27       (.97)
Net asset value, end of period                                                $4.28       $ 2.76        $4.39      $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                        $102          $58          $71         $8
Ratio of expenses to average daily net assets(c)                              2.40%        2.31%(e)     2.31%(e)   2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets            (1.94%)      (1.99%)      (1.81%)     (.78%)(d)
Portfolio turnover rate (excluding short-term securities)                      224%         175%         153%        35%
Total return(f)                                                              55.07%      (37.13%)       6.55%    (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
32   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                                 2004         2003         2002       2001(b)
Net asset value, beginning of period                                          $2.76       $ 4.39        $4.12      $5.09
Income from investment operations:
Net investment income (loss)                                                   (.07)        (.06)        (.04)      (.01)
Net gains (losses) (both realized and unrealized)                              1.59        (1.57)         .31       (.96)
Total from investment operations                                               1.52        (1.63)         .27       (.97)
Net asset value, end of period                                                $4.28       $ 2.76        $4.39      $4.12

Ratios/supplemental data
Net assets, end of period (in millions)                                          $9           $5           $5         $1
Ratio of expenses to average daily net assets(c)                              2.40%        2.31%(e)     2.31%(e)   2.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets            (1.94%)      (1.99%)      (1.81%)     (.77%)(d)
Portfolio turnover rate (excluding short-term securities)                      224%         175%         153%        35%
Total return(f)                                                              55.07%      (37.13%)       6.55%    (19.06%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.55%, 2.65% and 5.51% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

                                                                    Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                        2004(b)
Net asset value, beginning of period                                $4.52
Income from investment operations:
Net investment income (loss)                                         (.03)
Net gains (losses) (both realized and unrealized)                    (.09)
Total from investment operations                                     (.12)
Net asset value, end of period                                      $4.40

Ratios/supplemental data
Net assets, end of period (in millions)                                $1
Ratio of expenses to average daily net assets(c)                    1.18%(d),(e)
Ratio of net investment income (loss) to average daily net assets   (.49%)(d)
Portfolio turnover rate (excluding short-term securities)            224%
Total return(f)                                                    (2.65%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 1.56% for the period ended March 31, 2004.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
34   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                                  2004         2003         2002       2001(b)
Net asset value, beginning of period                                          $2.81       $ 4.43        $4.13      $5.09
Income from investment operations:
Net investment income (loss)                                                   (.04)        (.03)        (.02)        --
Net gains (losses) (both realized and unrealized)                              1.63        (1.59)         .32       (.96)
Total from investment operations                                               1.59        (1.62)         .30       (.96)
Net asset value, end of period                                                $4.40       $ 2.81        $4.43      $4.13

Ratios/supplemental data
Net assets, end of period (in millions)                                         $--          $--          $--        $--
Ratio of expenses to average daily net assets(c)                              1.45%        1.37%(e)     1.35%(e)   1.31%(d),(e)
Ratio of net investment income (loss) to average daily net assets             (.97%)      (1.06%)       (.98%)      .11%(d)
Portfolio turnover rate (excluding short-term securities)                      224%         175%         153%        35%
Total return(f)                                                              56.58%      (36.57%)       7.32%    (18.86%)(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Jan. 24, 2001 (when shares became publicly available) to March 31, 2001.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61%, 1.71% and 4.07% for the periods ended March 31, 2003, 2002 and 2001, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
35   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Partners Small Cap Growth Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the three-year period ended March 31, 2004 and for the period from January 24, 2001 (when shares became publicly available) to March 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Partners Small Cap Growth Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
36   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
37   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
38   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
39   --   AXP PARTNERS SMALL CAP GROWTH FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Partners Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
   Small Cap
      Advantage
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                          3

Questions & Answers
   with Portfolio Management                                           4

The Fund's Long-term Performance                                       8

Investments in Securities                                              9

Financial Statements                                                  15

Notes to Financial Statements                                         18

Independent Auditors' Report                                          30

Board Members and Officers                                            31

Proxy Voting                                                          33

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                         Since        Years in industry
Kent Kelley                               1/99                25
Jacob Hurwitz                             1/99                25

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 5/4/99       B: 5/4/99       C: 6/26/00      Y: 5/4/99

Ticker symbols
A: ASAAX        B: ASABX        C: ADVCX        Y: --

Total net assets                                         $873.9 million

Number of holdings                                                  334

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                        LARGE
                        MEDIUM  SIZE
           X            SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Technology 19.0%
Financials 18.6%
Consumer discretionary 16.5%
Health care 11.3%
Industrials 10.3%
Materials 6.5%
Telecommunications 4.2%
Short-term securities 4.0%*
Energy 3.9%
Consumer staples 3.1%
Utilities 2.6%

* 2.2% of the securities in this category is due to security lending activity. 1.8% of the short-term securities is the Fund's cash position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NII Holdings Cl B (Cellular telecommunications)                    0.7%
New Century Financial (Banks and savings & loans)                  0.6
Sterling Financial (Banks and savings & loans)                     0.6
East West Bancorp (Banks and savings & loans)                      0.6
NBTY (Retail -- general)                                           0.6
Commercial Capital Bancorp
(Banks and savings & loans)                                        0.6
Briggs & Stratton (Furniture & appliances)                         0.6
R & G Financial Cl B  (Banks and savings & loans)                  0.5
Stage Stores (Retail -- general)                                   0.5
FirstFed Financial  (Banks and savings & loans)                    0.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small-sized companies may be subject to more abrupt or erratic price movements more so than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Jake Hurwitz and Kent Kelley discuss AXP Small Cap Advantage Fund's results and positioning for fiscal year 2004.

Q: How did the AXP Small Cap Advantage Fund perform for the 12-month period ended March 31, 2004?

A: We are pleased with the Fund's performance over the past fiscal year. AXP Small Cap Advantage Fund's Class A shares rose 65.12%, excluding sales charge, for the 12 months ended March 31, 2004, outperforming its benchmark, the Russell 2000(R) Index, which advanced 63.83%. The Fund also outpaced the Lipper Small-Cap Core Funds Index, representing the Fund's peer group, which gained 57.64% over the same time frame.

Q:   What factors significantly affected the Fund's performance?

A: Stronger corporate earnings and an improving U.S. economy contributed to a favorable market environment throughout the Fund's fiscal year. Small-cap stocks performed quite well during the period, significantly outperforming large-cap stocks. Small-cap companies tend to be economically sensitive and, therefore, benefit considerably from low interest rates and an improving economy. Consequently, small-caps usually lead the market during the first year of a recovery, as was the case during the Fund's fiscal year.

     As a group, higher-risk and lower-priced stocks performed very well early in the period, as investors seemed to focus more on the potential opportunities associated with an economic recovery than on company-specific factors. Performance became more balanced as the market recovery progressed, and stocks with improving earnings and free cash flow outperformed those with depressed

(bar graph)

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
80%

70%             (bar 1)            (bar 2)
                +65.12%            +63.83%
60%                                                    (bar 3)
                                                       +57.64%
50%

40%

30%

20%

10%

 0%

(bar 1) AXP Small Cap Advantage Fund Class A (excluding sales charge) (bar 2) Russell 2000(R) Index (unmanaged)
(bar 3) Lipper Small-Cap Core Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe that small-caps, even after five consecutive years of outperforming large-caps, still have strong earnings prospects and carry reasonable relative valuations.(end callout quote)

    earnings or high financial leverage. For the year, small-cap value and small-cap growth stocks produced comparable returns.

    All small-cap sectors advanced during the Fund's fiscal year, but there was significant variance among these returns. Technology, telecom services, and biotechnology were the best performing small-cap sectors for the period as a whole, although these same sectors sharply underperformed during the February and March market consolidation. Consumer cyclicals performed consistently well throughout the year.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A               Class B                    Class C                   Class Y
(Inception dates)          (5/4/99)              (5/4/99)                   (6/26/00)                 (5/4/99)
                        NAV(1)   POP(2)      NAV(1)    After CDSC(3)   NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of March 31, 2004
1 year                 +65.12%  +55.63%     +63.98%      +59.98%      +63.57%       +63.57%      +65.53%   +65.53%
Since inception         +7.69%   +6.40%      +6.85%       +6.69%       +4.10%        +4.10%       +7.85%    +7.85%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Questions & Answers

     On the other hand, utilities, transportation and consumer staples lagged other small-cap sectors, but still posted significant gains for the period.

     Good stock selection and good risk management versus the Russell 2000 Index helped the Fund outpace its benchmark and peer group for the 12-month period. We focus on stocks that we believe have the potential to outperform their sectors, and this strategy worked well in fiscal year 2004.

     The Fund's best relative performance occurred in the finance, capital goods and telecom services sectors. The Fund's holdings in wireless telecommunications, including NII Holdings and Western Wireless, were particularly strong performers. In capital goods, manufacturing stocks such as Joy Global and GrafTech International made a significant contribution to the Fund's relative performance. Good stock selection in consumer finance and regional banks also boosted the Fund's return for the year.

     Positive stock selection in other sectors more than offset two areas of weakness during the fiscal year. The Fund's holdings in the technology sector slightly underperformed, principally due to not owning some strong performers in the Internet services and semiconductor industries. Likewise, the Fund's holdings in biotechnology underperformed their peers and detracted from the Fund's relative performance during a speculative run-up in this sector last April and May.

     Throughout the period, we maintained solid exposure to both the growth and value segments of the small-cap market. In addition, our sector neutral stance enabled us to outperform through stock selection despite the shifts in market leadership that characterized this period.

Q:   How would you describe your investment approach?

A: We seek a balance between valuation and momentum while employing both quantitative and qualitative analyses. Our quantitative approach uses computer screens to identify the most attractive stocks in each economic sector of the small-cap market, using valuation, earnings and price-related variables. Simply put, we seek quality companies, differentiated by superior cash flow generation and attractive relative valuations, on both the growth and value sides of the small-cap universe. For growth stocks, we want to own stocks with above-average growth potential and attractive relative valuations. For value stocks, we consider more than the company's relative cheapness. We want to see evidence that there is a catalyst in place for the stock price to move higher, so we pay close attention to indicators

--------------------------------------------------------------------------------
6 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Questions & Answers

     that signal an earnings turnaround. We believe that by using a balanced approach we can produce consistent and attractive risk-adjusted returns for the Fund's investors.

Q:   How are you positioning the Fund  going forward?

A: We remain optimistic about the outlook for small-cap stocks. We believe that small-caps, even after five consecutive years of outperforming large-caps, still have strong earnings prospects and carry reasonable relative valuations. In general, we believe equity returns have the potential to keep pace with earnings growth, which should be solid across the market as the economy continues to expand. However, rising interest rates and slowing earnings growth rates could pose risks to small-cap performance going forward.

     Looking ahead, our strategy will continue to focus on stock-specific attributes in order to identify the best investment opportunities within each sector of the small-cap market. Our long-time practice is to favor companies with superior cash flow generation, earnings and valuations. At the same time, our goal is to provide consistent exposure to both the growth and value segments of the small-cap market. We will maintain a risk-neutral position relative to the Russell 2000 Index in terms of economic sector, market capitalization, share price and growth and value orientation.

--------------------------------------------------------------------------------
7 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Small Cap Advantage Fund Class A shares (from 6/1/99 to 3/31/04) as compared to the performance of two widely cited performance indices, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP SMALL CAP ADVANTAGE FUND

AXP Small Cap Advantage Fund Class A        $ 9,425     $11,502    $ 9,594     $10,876     $ 8,212     $13,560
Russell 2000(R) Index(1)                    $10,000     $12,419    $10,515     $11,985     $ 8,754     $14,342
Lipper Small-Cap Core Funds Index(2)        $10,000     $13,289    $11,902     $14,292     $10,570     $16,663
                                             6/1/99       3/00       3/01        3/02        3/03        3/04

(1) Russell 2000(R) Index, an unmanaged index, measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(2) The Lipper Small-Cap Core Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of March 31, 2004
1 year                                                              +55.63%
Since inception (5/4/99)                                             +6.40%

                  Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)
Issuer                                          Shares           Value(a)

Aerospace & defense (0.8%)
MTC Technologies                                81,900(b)        $2,056,509
REMEC                                           87,817(b)           667,409
Teledyne Technologies                          214,000(b)         4,001,800
Total                                                             6,725,718

Airlines (0.7%)
Mesa Air Group                                 347,000(b)         2,866,220
Northwest Airlines Cl A                        360,200(b)         3,641,622
Total                                                             6,507,842

Automotive & related (0.7%)
American Axle & Mfg Holdings                    83,000(b)         3,058,550
Dura Automotive Systems Cl A                   211,305(b)         2,808,243
Total                                                             5,866,793

Banks and savings & loans (8.9%)
Bank of the Ozarks                             155,400            4,281,270
BankUnited Financial Cl A                      120,000(b)         3,564,000
City Holding                                    87,000            2,984,100
Commercial Capital Bancorp                     228,000(b)         5,225,760
Community Bank System                           52,000            2,406,560
East West Bancorp                              100,000            5,600,000
First BanCorp                                   93,000            3,868,800
First Federal Capital                          134,000            2,852,860
First Republic Bank                            117,800            4,542,368
FirstFed Financial                             103,057(b)         4,754,019
Greater Bay Bancorp                            154,350            4,514,738
IBERIABANK                                      51,000            3,001,350
Independent Bank                               107,856            3,004,868
New Century Financial                          116,000            5,632,961
Provident Bankshares                           130,000            4,079,400
R & G Financial Cl B                           141,658(c)         4,892,867
Sterling Financial                             151,880(b)         5,602,853
Wintrust Financial                              70,000            3,404,100
WSFS Financial                                  72,100            3,617,257
Total                                                            77,830,131

Beverages & tobacco (0.3%)
Standard Commercial                            137,100            2,543,205

Broker dealers (0.5%)
Affiliated Managers Group                       81,150(b)         4,429,167

Building materials & construction (2.0%)
Comfort Systems USA                            264,000(b)         1,906,080
Griffon                                        162,510(b)         3,510,216
Hughes Supply                                   64,250            3,366,700
Louisiana-Pacific                               71,000            1,831,800
NCI Building Systems                            85,000(b)         1,994,100
Standard Pacific                                50,000            3,000,000
USG                                            130,000(b)         2,273,700
Total                                                            17,882,596

Cellular telecommunications (1.2%)
NII Holdings Cl B                              174,000(b)         6,095,220
Western Wireless Cl A                          196,000(b)         4,580,520
Total                                                            10,675,740

Chemicals (2.2%)
FMC                                             75,600(b)         3,237,192
Hercules                                       232,000(b)         2,663,360
Immucor                                         84,000(b)         1,522,080
MacDermid                                       78,000            2,744,820
OM Group                                       133,600(b)         4,061,440
Spartech                                       116,000            2,888,400
TETRA Technologies                              85,000(b)         2,221,050
Total                                                            19,338,342

Computer hardware (2.3%)
Advanced Digital Information                   190,900(b)         2,172,442
Agilysys                                       129,000            1,535,100
Artesyn Technologies                           371,000(b)         3,531,920
Electronics for Imaging                        100,000(b)         2,457,000
Engineered Support Systems                      65,000            3,171,350
Insight Enterprises                            100,000(b)         1,925,000
RadiSys                                         87,000(b)         1,818,300
Synaptics                                      137,000(b)         2,402,980
Western Digital                                125,000(b)         1,403,750
Total                                                            20,417,842

Computer software & services (9.6%)
Activision                                     151,000(b)         2,388,820
Advisory Board                                  61,000(b)         2,229,550
Altiris                                         63,000(b)         1,760,220
ANSYS                                           58,000(b)         2,304,920

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9 --- AXP SMALL CAP ADVANTAGE FUND --- 2004 ANNUAL REPORT

Issuer                                          Shares           Value(a)

Computer software & services (cont.)
Avid Technology                                 72,000(b)        $3,321,360
Brocade Communications Systems                 268,300(b)         1,786,878
Ciber                                          166,000(b)         1,826,000
CompuCom Systems                               202,600(b)         1,112,274
Concur Technologies                            210,000(b)         2,352,000
Dendrite Intl                                  182,000(b)         2,912,000
Digitas                                        234,400(b)         2,411,976
Epicor Software                                147,000(b)         1,950,690
eSpeed Cl A                                    165,600(b)         3,470,976
F5 Networks                                     80,000(b)         2,708,000
FileNET                                         71,000(b)         1,892,150
Foundry Networks                                65,000(b)         1,116,050
Hyperion Solutions                              53,000(b)         2,196,850
Informatica                                    168,000(b)         1,443,120
Inter-Tel                                       49,000            1,472,940
Internet Security Systems                       87,000(b)         1,534,680
Ixia                                           100,500(b)         1,087,410
j2 Global Communications                        54,000(b)         1,218,240
Lawson Software                                208,000(b)         1,726,400
Lexar Media                                    193,000(b)         3,196,080
NDCHealth                                      101,000            2,742,150
OPNET Technologies                             117,600(b)         1,753,416
Quest Software                                  91,000(b)         1,487,850
RSA Security                                   118,000(b)         2,217,220
SafeNet                                         79,804(b)         2,995,842
SeaChange Intl                                 238,000(b)         3,641,400
SM&A                                           237,000(b)         2,609,370
SupportSoft                                    199,000(b)         2,190,990
Take-Two Interactive Software                   86,000(b)         3,163,080
Tyler Technologies                             176,000(b)         1,708,960
Ultimate Software Group                         96,800(b)         1,321,320
United Online                                  100,500(b)         1,674,330
ValueClick                                     196,000(b)         2,116,800
WebMethods                                     119,000(b)         1,118,600
Websense                                        85,100(b)         2,519,811
Total                                                            82,680,723

Electronics (7.7%)
Actel                                           43,749(b)           990,040
Aeroflex                                       240,200(b)         3,233,092
Atheros Communications                          69,000(b)         1,180,590
Benchmark Electronics                           85,091(b)         2,678,649
Conexant Systems                               147,254(b)           907,085
Daktronics                                     106,000(b)         2,392,420
DSP Group                                       85,300(b)         2,194,769
Entegris                                       116,927(b)         1,480,296
Exar                                            95,800(b)         1,772,300
FormFactor                                     120,000(b)         2,511,600
GrafTech Intl                                  174,550(b)         2,609,523
Helix Technology                                58,666            1,422,651
Integrated Electrical Services                 323,700(b)         3,638,387
Kulicke & Soffa Inds                           165,000(b)         1,933,800
Littelfuse                                      85,000(b)         3,162,000
Metrologic Instruments                          85,000(b)         1,989,000
Micrel                                         197,000(b)         2,629,950
Microsemi                                      160,000(b)         2,188,800
MKS Instruments                                 95,300(b)         2,288,153
Moog Cl A                                       88,029(b)         3,003,549
ON Semiconductor                               125,000(b)           942,500
Photronics                                      91,000(b)         1,614,340
Pixelworks                                     134,000(b)         2,295,420
Plexus                                         100,000(b)         1,779,000
Power Integrations                              51,100(b)         1,498,763
RF Micro Devices                               297,000(b)         2,512,620
Rudolph Technologies                            42,074(b)           788,046
Semtech                                         85,000(b)         1,940,550
Skyworks Solutions                             244,300(b)         2,848,538
TTM Technologies                               227,000(b)         2,796,640
Varian Semiconductor
  Equipment Associates                          30,900(b)         1,297,800
Vitesse Semiconductor                          150,000(b)         1,063,500
Zoran                                           84,337(b)         1,464,090
Total                                                            67,048,461

Energy (1.6%)
Chesapeake Energy                              106,500            1,427,100
Patina Oil & Gas                                92,500            2,428,125
St. Mary Land & Exploration                     73,000            2,440,390
Swift Energy                                   232,800(b)         4,388,280
Tesoro Petroleum                               185,000(b)         3,476,150
Total                                                            14,160,045

Energy equipment & services (2.4%)
CARBO Ceramics                                  48,000            3,021,600
Cimarex Energy                                 140,100(b)         4,048,890
Energy Partners                                125,000(b)         1,668,750
Grey Wolf                                      496,000(b)         2,053,440
Hornbeck Offshore Services                     108,650(b)         1,434,180
Offshore Logistics                              61,000(b)         1,406,050
Oil States Intl                                146,000(b)         1,962,240
Ultra Petroleum                                137,000(b)         4,111,370
Unit Corp                                       55,000(b)         1,508,100
Total                                                            21,214,620

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Issuer                                          Shares           Value(a)

Engineering & construction (1.5%)
CIRCOR Intl                                    139,640           $3,155,864
Dycom Inds                                     127,600(b)         3,383,952
URS                                            122,000(b)         3,511,160
Washington Group Intl                           92,000(b)         3,368,120
Total                                                            13,419,096

Environmental services (0.3%)
Stericycle                                      56,800(b)         2,718,448

Finance companies (0.3%)
ITLA Capital                                    56,600(b)         2,799,436

Financial services (2.9%)
AmeriCredit                                    210,000(b)         3,576,300
Charles River Associates                        80,000(b)         2,622,880
Delphi Financial Group Cl A                    103,500            4,349,070
EastGroup Properties                            60,000            2,130,000
Irwin Financial                                 85,506            2,306,952
Jefferies Group                                 67,800            2,395,374
Saxon Capital                                  115,000(b)         3,267,150
WFS Financial                                   99,000(b)         4,288,680
Total                                                            24,936,406

Food (1.4%)
Corn Products Intl                              96,000            3,840,000
Flowers Foods                                   99,000            2,597,760
J & J Snack Foods                               26,000(b)         1,174,680
Ralcorp Holdings                                68,000(b)         2,069,240
Sanfilippo (John B) & Son                       58,500(b)         2,146,950
Total                                                            11,828,630

Furniture & appliances (1.0%)
Briggs & Stratton                               74,000            4,992,780
Select Comfort                                 124,700(b)         3,440,473
Total                                                             8,433,253

Health care products (8.3%)
Abgenix                                         87,000(b)         1,156,230
Advanced Neuromodulation
  Systems                                       80,000(b)         2,887,200
ALARIS Medical Systems                         191,000(b)         3,562,150
AtheroGenics                                    96,000(b)         2,195,520
Bio-Rad Laboratories Cl A                       36,800(b)         2,074,416
Bone Care Intl                                  29,800(b)           596,000
Cantel Medical                                  95,500(b)         1,708,495
Cooper Companies                                48,114            2,598,156
Dade Behring Holdings                          100,000(b)         4,448,000
DeCODE genetics                                333,000(b,c)       3,529,800
Encysive Pharmaceuticals                       175,000(b)         1,799,000
Endo Pharmaceuticals Holdings                   68,000(b)         1,660,560
EPIX Medical                                    56,000(b)         1,162,000
First Horizon Pharmaceutical                    80,000(b)         1,260,800
Gen-Probe                                       89,000(b)         2,973,490
Haemonetics                                     90,000(b)         2,830,500
Kos Pharmaceuticals                             46,000(b)         1,874,040
Ligand Pharmaceuticals Cl B                     80,000(b)         1,608,000
Luminex                                        105,000(b)           950,250
Martek Biosciences                              39,000(b)         2,223,000
Medarex                                        100,000(b)           897,000
Merit Medical Systems                          145,000(b)         3,137,800
Nabi Biopharmaceuticals                        128,000(b)         1,990,400
Neurocrine Biosciences                          22,000(b)         1,300,200
Perrigo                                        123,600            2,478,180
Pharmaceutical Resources                        39,000(b)         2,217,540
Pharmacopeia                                    67,000(b)         1,348,040
PSS World Medical                              189,400(b)         2,119,386
Serologicals                                    97,290(b)         1,984,716
Sybron Dental Specialties                       65,000(b)         1,771,250
Tanox                                          111,000(b)         1,652,790
Techne                                          89,000(b)         3,632,090
Telik                                           89,100(b)         2,391,444
United Therapeutics                            118,000(b)         2,811,940
Total                                                            72,830,383

Health care services (3.2%)
Accredo Health                                  50,000(b)         1,905,000
Beverly Enterprises                            249,100(b)         1,594,240
Cell Genesys                                    99,000(b)         1,191,960
Connetics                                      157,000(b)         3,480,690
Hanger Orthopedic Group                        145,675(b)         2,629,434
HealthExtras                                   170,000(b)         1,951,600
Molina Healthcare                               59,450(b)         1,743,074
Option Care                                    128,000(b)         1,457,920
Pediatrix Medical Group                         18,800(b)         1,184,400
Province Healthcare                            165,000(b)         2,623,500
Select Medical                                 122,000            2,037,400
Sierra Health Services                          67,000(b)         2,438,800
VCA Antech                                      99,000(b)         3,527,370
Total                                                            27,765,388

Home building (0.3%)
Beazer Homes USA                                28,000            2,965,480

Household products (1.5%)
Applica                                        165,000            1,854,600
Central Garden & Pet                           100,000(b)         3,600,000
Helen of Troy                                   66,000(b,c)       2,046,660
Jarden                                          75,000(b)         2,663,250
Rayovac                                        100,000(b)         2,860,000
Total                                                            13,024,510

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Issuer                                          Shares           Value(a)

Industrial transportation (1.3%)
Hub Group Cl A                                  58,000(b)        $1,741,740
Old Dominion Freight Line                       65,000(b)         2,190,500
Overseas Shipbuilding Group                     80,000            2,920,000
RailAmerica                                    179,000(b)         2,156,950
SCS Transportation                              93,000(b)         2,027,400
Total                                                            11,036,590

Insurance (4.4%)
Allmerica Financial                            121,000(b)         4,180,550
AMERIGROUP                                      54,000(b)         2,467,800
IPC Holdings                                    67,700(c)         2,666,703
Navigators Group                               150,000(b)         4,317,000
Odyssey Re Holdings                            132,000            3,564,000
Ohio Casualty                                  237,000(b)         4,737,630
Penn-America Group                             244,000            3,577,040
ProAssurance                                    97,000(b)         3,395,000
RLI                                             80,400            3,103,440
StanCorp Financial Group                        51,400            3,353,850
Triad Guaranty                                  54,883(b)         2,895,078
Total                                                            38,258,091

Leisure time & entertainment (1.1%)
Argosy Gaming                                   84,100(b)         2,989,755
Callaway Golf                                  165,000            3,131,700
K2                                             209,900(b)         3,364,697
Total                                                             9,486,152

Lodging & gaming (1.2%)
Alliance Gaming                                121,000(b)         3,887,730
Isle of Capri Casinos                          125,000(b)         3,142,500
Scientific Games Cl A                          200,700(b)         3,757,104
Total                                                            10,787,334

Machinery (2.7%)
Clarcor                                         63,000            2,781,450
Gardner Denver                                 135,000(b)         3,655,800
Global Power Equipment Group                   191,000(b)         1,608,220
Joy Global                                     154,000            4,322,780
Middleby                                        70,000            3,197,600
Terex                                          111,000(b)         4,103,670
Toro                                            59,000            3,658,000
Total                                                            23,327,520

Media (3.0%)
ADVO                                            53,900            1,736,658
aQuantive                                      150,000(b)         1,440,000
Banta                                           39,000            1,805,310
Consolidated Graphics                           50,986(b)         1,960,412
Courier                                         39,000            1,745,250
Donnelley (RH)                                  65,200(b)         3,044,840
Emmis Communications Cl A                      119,000(b)         2,833,390
Gray Television                                197,000            2,880,140
Journal Register                               129,600(b)         2,708,640
Macrovision                                    105,000(b)         1,961,400
Sinclair Broadcast Group Cl A                  126,000(b)         1,575,000
Spanish Broadcasting
  System Cl A                                  210,000(b)         2,194,500
Total                                                            25,885,540

Metals (1.1%)
Carpenter Technology                           101,000            3,320,880
Metal Management                                47,000(b)         1,723,960
Reliance Steel & Aluminum                      131,000            4,604,650
Total                                                             9,649,490

Miscellaneous (0.6%)
Gevity HR                                       84,400            2,464,480
SCP Pool                                        72,000(b)         2,682,720
Total                                                             5,147,200

Multi-industry (2.6%)
Acuity Brands                                  147,450            3,521,106
Anixter Intl                                    31,500              889,875
Applied Films                                   67,000(b)         1,869,300
Corrections Corp of America                    105,050(b)         3,739,780
Global Imaging Systems                         109,000(b)         3,620,980
Jacuzzi Brands                                 282,800(b)         2,652,664
Labor Ready                                    265,200(b)         3,585,504
MPS Group                                      283,500(b)         3,152,520
Total                                                            23,031,729

Paper & packaging (0.9%)
Buckeye Technologies                           262,000(b)         2,714,320
Greif Cl A                                      62,000            2,166,280
Silgan Holdings                                 73,000(b)         3,338,290
Total                                                             8,218,890

Precious metals (0.3%)
Coeur d'Alene Mines                            429,000(b)         3,003,000

Real estate investment trust (2.1%)
Brookfield Homes                                50,000            1,754,500
CBL & Associates Properties                     28,000            1,717,520
Gables Residential Trust                        57,000            2,066,250
Pan Pacific Retail Properties                   44,300            2,308,030
Redwood Trust                                   61,100            3,798,587
Town & Country Trust                            58,000            1,577,600
Universal Health Realty
  Income Trust                                  36,000            1,213,200
Ventas                                         135,000            3,709,800
Total                                                            18,145,487

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Issuer                                          Shares           Value(a)

Restaurants (0.6%)
Lone Star Steakhouse & Saloon                  108,000           $3,152,520
Steak n Shake                                  125,000(b)         2,406,250
Total                                                             5,558,770

Retail -- general (6.7%)
7-Eleven                                       190,800(b)         2,894,436
Aeropostale                                     74,000(b)         2,683,240
American Eagle Outfitters                      144,000(b)         3,882,240
AnnTaylor Stores                                25,000(b)         1,070,000
BJ's Wholesale Club                            122,000(b)         3,104,900
Brown Shoe                                      79,000            2,877,970
Checkpoint Systems                             165,000(b)         3,118,500
Children's Place Retail Stores                  75,000(b)         2,322,750
Claire's Stores                                110,000            2,292,400
Copart                                         170,000(b)         3,694,100
Finish Line Cl A                               109,000(b)         4,030,820
Group 1 Automotive                              80,000(b)         2,896,000
NBTY                                           149,000(b)         5,539,820
Pacific Sunwear of California                   93,500(b)         2,294,490
School Specialty                                82,800(b)         2,945,196
Sharper Image                                   79,000(b)         2,573,820
Sports Authority                                68,060(b)         2,727,845
Stage Stores                                   124,500(b)         4,816,905
The Pantry                                     157,360(b)         3,134,611
Total                                                            58,900,043

Telecom equipment & services (2.5%)
Andrew Corp                                    134,900(b)         2,360,750
Arris Group                                    144,822(b)         1,332,362
CommScope                                      146,300(b)         2,435,895
Crown Castle Intl                              153,000(b)         1,932,390
Digi Intl                                      160,000(b)         1,579,200
Ditech Communications                          159,300(b)         2,655,531
Orbital Sciences                               253,000(b)         3,170,090
Plantronics                                     87,210(b)         3,192,759
Sycamore Networks                              380,900(b)         1,554,072
Tekelec                                        110,000(b)         1,824,900
Total                                                            22,037,949

Textiles & apparel (2.2%)
K-Swiss Cl A                                   106,000            2,593,820
Kellwood                                        68,000            2,669,000
Quiksilver                                     153,000(b)         3,343,050
Urban Outfitters                                81,000(b)         3,892,860
Warnaco Group                                  223,000(b)         4,480,070
Wolverine World Wide                           100,000            2,413,000
Total                                                            19,391,800

Utilities -- electric (1.1%)
Black Hills                                     93,000            2,963,910
Idacorp                                        136,300            4,075,370
Unisource Energy                               100,732            2,474,985
Total                                                             9,514,265

Utilities -- natural gas (1.6%)
Energen                                        101,314            4,179,202
New Jersey Resources                            46,711            1,765,676
ONEOK                                          169,100            3,813,205
UGI                                             82,511            2,716,262
Western Gas Resources                           30,200            1,535,670
Total                                                            14,010,015

Utilities -- telephone (0.6%)
Commonwealth Telephone
  Enterprises                                   28,100(b)         1,152,381
General Communication Cl A                     216,130(b)         1,966,783
PTEK Holdings                                  208,300(b)         1,914,277
Total                                                             5,033,441

Total common stocks
(Cost: $682,554,780)                                           $858,465,561

Short-term securities (4.1%) (e)
Issuer               Annualized                 Amount             Value(a)
                    yield on date             payable at
                     of purchase               maturity

U.S. government agencies (2.4%)
Federal Home Loan Mtge Corp Disc Nts
   04-13-04            1.00%                $2,400,000           $2,399,156
   05-04-04            1.02                  5,000,000            4,995,402
   05-04-04            1.03                  8,300,000            8,292,367
Federal Natl Mtge Assn Disc Nt
   04-30-04            1.00                  5,000,000            4,996,024

Total                                                            20,682,949

Commercial paper (1.7%)
CRC Funding LLC
   06-11-04            1.04                  5,000,000(d)         4,989,942
Special Purpose Accounts Receivable
   04-19-04            1.05                  5,000,000(d)         4,997,229
   05-07-04            1.06                  5,000,000(d)         4,994,553
Total                                                            14,981,724

Total short-term securities
(Cost: $35,664,567)                                             $35,664,673

Total investments in securities
(Cost: $718,219,347)(f)                                        $894,130,234

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 1.5% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $14,981,724 or 1.7% of net assets.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.2% of this category. 1.9% of the short-term securities is the Fund's cash position (see Note 5 to the financial statements).

(f) At March 31, 2004, the cost of securities for federal income tax purposes was $719,153,743 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $186,772,366
     Unrealized depreciation                                    (11,795,875)
                                                                -----------
     Net unrealized appreciation                               $174,976,491
                                                               ------------

--------------------------------------------------------------------------------
14 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $718,219,347)                                                                      $894,130,234
Capital shares receivable                                                                                   923,431
Dividends and accrued interest receivable                                                                   269,671
Receivable for investment securities sold                                                                 7,571,394
                                                                                                          ---------
Total assets                                                                                            902,894,730
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                            49,532
Capital shares payable                                                                                      214,525
Payable for investment securities purchased                                                               9,346,719
Payable upon return of securities loaned (Note 5)                                                        19,315,000
Accrued investment management services fee                                                                   16,858
Accrued distribution fee                                                                                     11,644
Accrued transfer agency fee                                                                                   4,952
Accrued administrative services fee                                                                           1,276
Other accrued expenses                                                                                       84,119
                                                                                                             ------
Total liabilities                                                                                        29,044,625
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $873,850,105
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,307,493
Additional paid-in capital                                                                              734,567,514
Undistributed net investment income                                                                         264,458
Accumulated net realized gain (loss) (Note 7)                                                           (38,200,247)
Unrealized appreciation (depreciation) on investments                                                   175,910,887
Total -- representing net assets applicable to outstanding capital stock                               $873,850,105
Net assets applicable to outstanding shares:               Class A                                     $593,907,750
                                                           Class B                                     $267,070,685
                                                           Class C                                     $ 11,846,520
                                                           Class I                                     $    910,594
                                                           Class Y                                     $    114,556
Net asset value per share of outstanding capital stock:    Class A shares          87,780,185          $       6.77
                                                           Class B shares          41,000,227          $       6.51
                                                           Class C shares           1,818,682          $       6.51
                                                           Class I shares             133,429          $       6.82
                                                           Class Y shares              16,800          $       6.82
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $ 17,190,750
                                                                                                       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                              $  4,777,502
Interest                                                                                                    176,534
Fee income from securities lending (Note 5)                                                                 132,770
   Less foreign taxes withheld                                                                               (7,230)
                                                                                                             ------
Total income                                                                                              5,079,576
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        5,102,126
Distribution fee
   Class A                                                                                                1,083,893
   Class B                                                                                                2,087,488
   Class C                                                                                                   80,169
Transfer agency fee                                                                                       1,381,507
Incremental transfer agency fee
   Class A                                                                                                  100,687
   Class B                                                                                                   81,990
   Class C                                                                                                    3,506
Service fee -- Class Y                                                                                           44
Administrative services fees and expenses                                                                   371,247
Compensation of board members                                                                                10,258
Custodian fees                                                                                              106,532
Printing and postage                                                                                         35,474
Registration fees                                                                                            60,573
Audit fees                                                                                                   19,000
                                                                                                             ------
Total expenses                                                                                           10,524,494
   Earnings credits on cash balances (Note 2)                                                                (4,386)
                                                                                                             ------
Total net expenses                                                                                       10,520,108
                                                                                                         ----------
Investment income (loss) -- net                                                                          (5,440,532)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               98,385,899
Net change in unrealized appreciation (depreciation) on investments                                     199,649,722
                                                                                                        -----------
Net gain (loss) on investments                                                                          298,035,621
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $292,595,089
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                                    2004                2003
Operations
Investment income (loss) -- net                                                    $ (5,440,532)      $  (3,252,041)
Net realized gain (loss) on security transactions (Note 3)                           98,385,899         (79,069,324)
Net change in unrealized appreciation (depreciation) on investments                 199,649,722         (72,549,292)
                                                                                    -----------         -----------
Net increase (decrease) in net assets resulting from operations                     292,595,089        (154,870,657)
                                                                                    -----------        ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          199,179,487          46,854,527
   Class B shares                                                                    70,921,130          24,923,332
   Class C shares                                                                     5,496,099           2,249,823
   Class I shares                                                                       916,317                  --
   Class Y shares                                                                       104,346              17,532
Payments for redemptions
   Class A shares                                                                   (72,464,211)        (89,428,332)
   Class B shares (Note 2)                                                          (39,342,192)        (50,379,550)
   Class C shares (Note 2)                                                           (1,636,430)         (1,326,865)
   Class I shares                                                                       (28,033)                 --
   Class Y shares                                                                       (25,226)           (116,221)
                                                                                        -------            --------
Increase (decrease) in net assets from capital share transactions                   163,121,287         (67,205,754)
                                                                                    -----------         -----------
Total increase (decrease) in net assets                                             455,716,376        (222,076,411)
Net assets at beginning of year                                                     418,133,729         640,210,140
                                                                                    -----------         -----------
Net assets at end of year                                                          $873,850,105       $ 418,133,729
                                                                                   ============       =============
Undistributed net investment income                                                $    264,458       $     241,392
                                                                                   ------------       -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of companies with market capitalization, at the time of investment, of up to $2 billion or that fall within the range of the Russell 2000(R) Index.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

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18 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

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19 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $5,463,598 and accumulated net realized loss has been decreased by $348,879 resulting in a net reclassification adjustment to decrease paid-in capital by $5,812,477.

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20 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2004              2003
Class A
Distributions paid from:
   Ordinary income                                $--               $--
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --
Class I*
Distributions paid from:
   Ordinary income                                 --               N/A
   Long-term capital gain                          --               N/A
Class Y
Distributions paid from:
   Ordinary income                                 --                --
   Long-term capital gain                          --                --

* Inception date was March 4, 2004.

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                              $         --
Accumulated long-term gain (loss)                          $(37,001,393)
Unrealized appreciation (depreciation)                     $174,976,491

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

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21 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small-Cap Core Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $433,522 for the year ended March 31, 2004.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
22 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $2,362,168 for Class A, and $179,722 for Class B and $1,481 for Class C for the year ended March 31, 2004.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $4,386 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $848,424,392 and $698,598,265, respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $360 for the year ended March 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                             Year ended March 31, 2004
                                           Class A       Class B     Class C      Class I*  Class Y
Sold                                      33,913,062   12,665,109    964,970     137,651     16,371
Issued for reinvested distributions               --           --         --          --         --
Redeemed                                 (12,587,893)  (7,221,528)  (283,737)     (4,222)    (3,834)
                                         -----------   ----------   --------      ------     ------
Net increase (decrease)                   21,325,169    5,443,581    681,233     133,429     12,537
                                          ----------    ---------    -------     -------     ------

* Inception date was March 4, 2004.
                                                             Year ended March 31, 2003
                                           Class A       Class B     Class C      Class I   Class Y
Sold                                      10,212,443    5,523,485    504,039         N/A      4,023
Issued for reinvested distributions               --           --         --         N/A         --
Redeemed                                 (19,988,900) (11,520,372)  (310,300)        N/A    (29,041)
                                         -----------  -----------   --------       -----    -------
Net increase (decrease)                   (9,776,457)  (5,996,887)   193,739         N/A    (25,018)
                                          ----------   ----------    -------       -----    -------

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23 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $17,190,750 were on loan to brokers. For collateral, the Fund received $19,315,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $132,770 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $37,001,393 as of March 31, 2004, that will expire in 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

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24 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002      2001          2000(b)
Net asset value, beginning of period                                   $4.10     $ 5.43      $4.79     $6.07         $5.00
Income from investment operations:
Net investment income (loss)                                            (.03)      (.02)      (.02)     (.01)         (.01)
Net gains (losses) (both realized and unrealized)                       2.70      (1.31)       .66      (.98)         1.11
Total from investment operations                                        2.67      (1.33)       .64      (.99)         1.10
Less distributions:
Distributions from realized gains                                         --         --         --      (.29)         (.03)
Net asset value, end of period                                         $6.77     $ 4.10      $5.43     $4.79         $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                                 $594       $272       $414      $352          $281
Ratio of expenses to average daily net assets(c)                       1.36%      1.38%      1.25%     1.25%         1.32%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (.58%)     (.38%)     (.31%)    (.11%)        (.54%)(d)
Portfolio turnover rate (excluding short-term securities)               110%       128%       136%      144%          108%
Total return(f)                                                       65.12%    (24.49%)    13.36%   (16.59%)       22.04%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.77% for the period ended March 31, 2000.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

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25 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002      2001          2000(b)
Net asset value, beginning of period                                   $3.97     $ 5.31      $4.72    $ 6.03         $5.00
Income from investment operations:
Net investment income (loss)                                            (.07)      (.05)      (.05)     (.04)         (.03)
Net gains (losses) (both realized and unrealized)                       2.61      (1.29)       .64      (.98)         1.09
Total from investment operations                                        2.54      (1.34)       .59     (1.02)         1.06
Less distributions:
Distributions from realized gains                                         --         --         --      (.29)         (.03)
Net asset value, end of period                                         $6.51     $ 3.97      $5.31    $ 4.72         $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                                 $267       $141       $221      $184          $140
Ratio of expenses to average daily net assets(c)                       2.13%      2.14%      2.02%     2.02%         2.09%(d),(e)
Ratio of net investment income (loss) to average daily net assets     (1.34%)    (1.15%)    (1.08%)    (.88%)       (1.32%)(d)
Portfolio turnover rate (excluding short-term securities)               110%       128%       136%      144%          108%
Total return(f)                                                       63.98%    (25.24%)    12.50%   (17.21%)       21.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.53% for the period ended March 31, 2000.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002      2001(b)
Net asset value, beginning of period                                   $3.98     $ 5.31      $4.72     $5.92
Income from investment operations:
Net investment income (loss)                                            (.06)      (.05)      (.05)     (.01)
Net gains (losses) (both realized and unrealized)                       2.59      (1.28)       .64      (.90)
Total from investment operations                                        2.53      (1.33)       .59      (.91)
Less distributions:
Distributions from realized gains                                         --         --         --      (.29)
Net asset value, end of period                                         $6.51     $ 3.98      $5.31     $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                                  $12         $5         $5        $2
Ratio of expenses to average daily net assets(c)                       2.13%      2.17%      2.04%     2.02%(d)
Ratio of net investment income (loss) to average daily net assets     (1.36%)    (1.16%)    (1.10%)    (.84%)(d)
Portfolio turnover rate (excluding short-term securities)               110%       128%       136%      144%
Total return(e)                                                       63.57%    (25.05%)    12.50%   (15.67%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

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27 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004(b)
Net asset value, beginning of period                                   $6.92
Income from investment operations:
Net investment income (loss)                                            (.01)
Net gains (losses) (both realized and unrealized)                       (.09)
Total from investment operations                                        (.10)
Net asset value, end of period                                         $6.82

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1
Ratio of expenses to average daily net assets(c)                        .96%(d)
Ratio of net investment income (loss) to average daily net assets      (.12%)(d)
Portfolio turnover rate (excluding short-term securities)               110%
Total return(e)                                                       (1.44%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
28 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002      2001          2000(b)
Net asset value, beginning of period                                   $4.12     $ 5.46      $4.81     $6.08         $5.00
Income from investment operations:
Net investment income (loss)                                            (.02)      (.02)      (.01)      .01          (.01)
Net gains (losses) (both realized and unrealized)                       2.72      (1.32)       .66      (.99)         1.12
Total from investment operations                                        2.70      (1.34)       .65      (.98)         1.11
Less distributions:
Distributions from realized gains                                         --         --         --      (.29)         (.03)
Net asset value, end of period                                         $6.82     $ 4.12      $5.46     $4.81         $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--        $--        $--       $--           $--
Ratio of expenses to average daily net assets(c)                       1.20%      1.16%      1.08%     1.12%         1.16%(d),(e)
Ratio of net investment income (loss) to average daily net assets      (.40%)     (.27%)     (.14%)    (.05%)        (.13%)(d)
Portfolio turnover rate (excluding short-term securities)               110%       128%       136%      144%          108%
Total return(f)                                                       65.53%    (24.54%)    13.51%   (16.39%)        2.24%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the four-year period ended March 31, 2004 and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
30 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
31 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
32 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
33 -- AXP SMALL CAP ADVANTAGE FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Strategy
        Aggressive
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Strategy Aggressive Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                                         3

Questions & Answers
  with Portfolio Management                                           4

The Fund's Long-term Performance                                      8

Investments in Securities                                             9

Financial Statements                                                 13

Notes to Financial Statements                                        16

Independent Auditors' Report                                         27

Board Members and Officers                                           28

Proxy Voting                                                         30

--------------------------------------------------------------------------------
2 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Fund Snapshot
       AS OF MARCH 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                      Paul Rokosz, CFA
Since                                                              6/02
Years in industry                                                    17

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates
A: 3/20/95      B: 5/14/84      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: ISAAX        B: INAGX        C: ASACX        Y: ASAYX

Total net assets                                         $825.0 million

Number of holdings                                                  117

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                         LARGE
                   X     MEDIUM  SIZE
                         SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Technology 25.5%
Health care 21.3%
Consumer discretionary 15.4%
Industrials 14.8%
Financials 9.5%
Energy 6.9%
Short-term securities 2.6%
Materials 1.8%
Consumer staples 1.2%
Telecommunications 1.0%

TOP TEN HOLDINGS

Percentage of portfolio assets

Chico's FAS (Textiles & apparel)                                    2.4%
Apollo Group CI A (Multi-industry)                                  2.2
SunGard Data Systems (Computer software & services)                 2.1
Univision Communications CI A (Media)                               2.0
Gentex (Automotive & related)                                       1.9
Caremark Rx (Health care services)                                  1.9
Manpower (Multi-industry)                                           1.9
NetScreen Technologies (Computer software & services)               1.9
Network Appliance (Computer hardware)                               1.8
Smurfit-Stone Container (Paper & packaging)                         1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Paul Rokosz discusses the Fund's positioning and results for the 2004 fiscal year.

Q: How did AXP Strategy Aggressive Fund perform for the annual period ended March 31, 2004?

A: AXP Strategy Aggressive Fund's Class A shares rose 28.74% (excluding sales charge) for the 12 months ended March 31, 2004. This was less than the 49.63% advance of the Russell MidCap(R) Growth Index. The Lipper Mid-Cap Growth Funds Index, representing the Fund's peer group, rose 43.03% over the same period.

Q: What factors most significantly affected performance during the 12-month period?

A: Although the Fund generated a high double-digit absolute return for the fiscal year, we are disappointed that the Fund's relative results were below most of its peers and benchmark. It's not unusual for our investment style, with its emphasis on high-quality companies, to underperform in the initial stages of a bull market, when markets often favor more speculative issues. In the period from April 2003 through March 2004, this effect was especially amplified, which resulted in the significant underperformance for the Fund. We are dissatisfied with these results as we are sure you are as well. We continue to follow our investment discipline, which has proven to be an effective strategy for investors over full market cycles and we remain confident in the Fund's core focus on higher-quality growth companies with durable, sustainable business opportunities and real earnings prospects.

     Equity market leadership during much of the 12-month period was based on momentum rather than on quality or stock fundamentals. We did not hold the most aggressive stocks within the high-beta sectors that rallied most. (High-beta sectors are those considered more volatile than the equity market as a whole.) Both our sector positioning and stock picking, notably in technology and health care, did not bear as much fruit as was necessary to keep pace with the market's sharp rally. For example, we avoided the telecommunications sector, one of the better performing index sectors, because telecommunications

(bar graph)

                             PERFORMANCE COMPARISON
                        For the year ended March 31, 2004
50%                              (bar 2)                 (bar 3)
40%                              +49.63%                 +43.03%
30%         (bar 1)
20%         +28.74%
10%
 0%

(bar 1) AXP Strategy Aggressive Fund Class A (excluding sales charge) (bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> As we saw signs of improvement in the U.S. economy, we shifted toward smaller mid-capitalization companies that have a cyclical kicker to their already attractive earnings growth.(end callout quote)

     companies had significant debt and unattractive cash flow characteristics.

     As the annual period began, the U.S. equity market was on an upward ascent, as concerns over the war in Iraq eased and fiscal and monetary stimulus kicked in, prompting the U.S. economy to begin a long-awaited recovery. As economic prospects improved, investors embraced what are considered high-risk sectors of the market. Lower-quality stocks -- often those with less proven business models or heavy debt burdens -- led the way. In many cases, it was the stocks that had lost the most value during the long bear market that were pushed up in the initial stages of the bull market. It was not until February 2004 that the markets showed signs that investors were starting to favor higher-quality stocks, as stocks with strong fundamentals and long-term growth prospects began to outperform.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                      Class C                    Class Y
(Inception dates)           (3/20/95)              (5/14/84)                    (6/26/00)                  (3/20/95)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)     NAV(1)    After CDSC(4)     NAV(5)      POP(5)
as of March 31, 2004
1 year                 +28.74%    +21.34%    +27.77%      +23.77%        +27.77%      +27.77%        +28.97%     +28.97%
5 years                 -4.05%     -5.18%     -4.77%       -4.88%           N/A          N/A          -3.89%      -3.89%
10 years                  N/A        N/A      +5.31%       +5.31%           N/A          N/A            N/A         N/A
Since inception         +6.20%     +5.50%       N/A          N/A         -19.01%      -19.01%         +6.34%      +6.34%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Questions & Answers

     Another factor negatively affecting performance was that we had begun tapering back on the opportunistic portion of the Fund relative to the core portion during the third quarter of 2003. The valuations of those lower quality but often faster growing companies were trading at comparable or even higher levels than their high-quality counterparts, which means buyers were willing to pay more for companies considered less likely to succeed. While we did not believe this unusual scenario was likely to last long, it did remain in place through most of the annual period.

     The worst performing individual stock for the Fund during the fiscal year was e-commerce and services company WebMD. WebMD provides online connectivity to the health care industry, seeking the advancement of communication among consumer, physician and health care institutions. Also, the private placement securities, while a small portion of the overall portfolio, did not perform well during the period.

     On the positive side, the portfolio benefited from effective stock selection in the industrials and retailing sectors. These included Chico's FAS, the retailer of private label women's casual to dressy apparel. Chico's continued to benefit from strong improvements in earnings and operating margins, announcing in March 2004 that its fourth quarter 2003 had seen 56% higher sales and an improvement in operating margins.

     Another top performer for the Fund during the fiscal year was J.B. Hunt Transport Services. This trucking company that provides services throughout North America saw its stock price rise on tight capacity, improving operating margins, and reduced debt. Apollo Group also performed well during the 12-month period. Apollo Group operates the University of Phoenix, a supplemental and professional education business. Apollo reported continued enrollment and earnings gains in March 2004.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: The Fund had a 55% portfolio turnover rate for the annual period, substantially lower than it has had historically. However, as we saw signs of improvement in the U.S. economy, we shifted toward smaller mid-capitalization companies that have a cyclical kicker to their already attractive earnings growth. During the annual period, we reduced exposure to the consumer discretionary sector and selectively increased exposure to health care and materials stocks. We also modestly increased exposure to technology. Within the technology and health care sectors, we gradually shifted from service companies toward more product-oriented companies, as we believe greater emphasis on product-driven companies is appropriate for this stage of the market cycle. For example, we added technology company Juniper Networks and health care company Amylin Pharmaceuticals.

--------------------------------------------------------------------------------
6 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Questions & Answers

     We sold or trimmed several positions in the portfolio either because they had grown out of the mid-cap sector, because their valuations reached what we considered to be untenable levels, or because we believed we could take advantage of better growth opportunities elsewhere. For instance, we sold Amazon because its market capitalization outgrew the Fund's investment strategy. The stock had performed very well for the Fund for some time. We also sold United Healthcare Group, a large-cap stock that came into the Fund when the company acquired another portfolio holding. We eliminated several poor performers, including technology stocks Integrated Circuits, SanDisk and Intuit.

     At the end of the annual period, the Fund had lower-than-benchmark positions in the health care, consumer discretionary and materials sectors and still had no exposure to telecommunications services. The Fund had higher-than-benchmark positions in technology, energy and industrials. Although the financial sector position was about equal to the benchmark, the Fund had lower-than-index positions in areas such as mortgage financing, which could be negatively affected by rising interest rates.

Q:   How do you intend to manage the Fund in the coming months?

A: Based on economic data and our own observations, we are reasonably confident the U.S. economy is still in the early stages of recovery. However, stock prices could be more volatile if the recovery is slower than currently anticipated. Uncertainties surrounding the 2004 U.S. general election and the possibility of higher interest rates could also raise volatility levels.

     We continue to manage using a bottom-up strategy, building the core of the Fund's portfolio with high-quality growth companies -- companies with high returns on capital, high profitability and significant but sustainable growth rates. At the same time, we are shifting the portfolios toward more aggressive companies displaying solid fundamentals, good growth and the potential for a cyclical boost to earnings. Within sectors, we intend to move away from larger, more diversified companies and invest in smaller companies focused on fast-growing niches. We also maintain an opportunistic portion of the portfolio. This opportunistic portion is intended to enable investors to participate in more unique growth stories that may be realized over a three- to nine-month time frame and that may be less followed by our peers.

     We continue to find mid-cap companies a particularly appealing asset class within the equity market. Mid-cap companies are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market overall as large-cap companies.

--------------------------------------------------------------------------------
7 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP(R) Strategy Aggressive Fund Class B shares (from 4/1/94 to 3/31/04) as compared to the performance of two widely cited performance indices, the Russell MidCap(R) Growth Index and the Lipper Mid-Cap Growth Funds Index. Average annual total return figures reflect the impact of the maximum applicable contingent deferred sales charge. Sales charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                         IN AXP STRATEGY AGGRESSIVE FUND
AXP Strategy Aggressive
  Fund Class B           $10,000   $10,468   $14,046  $14,217   $20,627   $21,429   $42,770   $21,116   $18,873   $13,124   $16,769
Russell MidCap(R)
  Growth Index(1)        $10,000   $11,189   $14,400  $15,313   $21,800   $23,738   $42,064   $22,958   $24,037   $17,761   $26,576
Lipper Mid-Cap
  Growth Funds Index(2)  $10,000   $11,242   $15,519  $14,694   $20,706   $21,636   $41,408   $23,408   $23,308   $16,882   $24,146
                           `94       `95       `96      `97       `98       `99       `00       `01       `02       `03       `04

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objective.

                          Average Annual Total Returns
                 Class B with Sales Charge as of March 31, 2004
1 year                                                              +23.77%
5 years                                                              -4.88%
10 years                                                             +5.31%

            Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
8 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Strategy Aggressive Fund

March 31, 2004

(Percentages represent value of investments compared to net assets)

Common stocks (98.4%)
Issuer                                            Shares           Value(a)

Aerospace & defense (0.6%)
Rockwell Collins                                164,000          $5,184,040

Airlines (0.7%)
Ryanair Holdings ADR                            177,000(b,c)      6,051,630

Automotive & related (2.0%)
Gentex                                          384,000          16,657,920

Banks and savings & loans (1.1%)
New York Community Bancorp                      262,666           9,004,190

Broker dealers (0.5%)
AmeriTrade Holding                              280,000(b)        4,312,000

Computer hardware (1.9%)
Network Appliance                               723,000(b)       15,508,350

Computer software & services (14.8%)
Affiliated Computer Services Cl A               246,000(b)       12,767,400
BEA Systems                                     659,000(b)        8,408,840
DST Systems                                     199,000(b)        9,024,650
Electronic Arts                                 148,000(b)        7,986,080
Fiserv                                          197,000(b)        7,046,690
Iron Mountain                                   181,000(b)        8,078,030
Juniper Networks                                 79,000(b)        2,054,790
Knowledge Mechanics Group                     1,175,160(b)              118
Mercury Interactive                             295,000(b)       13,216,000
NetScreen Technologies                          433,000(b)       15,774,190
Paychex                                         197,000           7,013,200
PeopleSoft                                      221,000(b)        4,086,290
SRA Intl Cl A                                    98,000(b)        3,620,120
SunGard Data Systems                            639,000(b)       17,508,600
Synopsys                                        197,000(b)        5,705,120
Total                                                           122,290,118

Electronics (8.9%)
Actel                                           197,000(b)        4,458,110
Analog Devices                                  197,000           9,457,970
ASML Holding                                    659,000(b,c)     12,079,470
Broadcom Cl A                                   197,000(b)        7,716,490
KLA-Tencor                                      197,000(b)        9,918,950
Maxim Integrated Products                        79,000           3,720,110
Microchip Technology                            295,000           7,835,200
Teradyne                                        246,000(b)        5,862,180
Xilinx                                          325,000(b)       12,350,000
Total                                                            73,398,480

Energy (2.7%)
Apache                                          197,000           8,504,490
Pioneer Natural Resources                       152,000           4,909,600
XTO Energy                                      352,750           8,903,410
Total                                                            22,317,500

Energy equipment & services (4.4%)
BJ Services                                     246,000(b)       10,644,420
ENSCO Intl                                      320,000           9,014,400
Nabors Inds                                     236,000(b,c)     10,797,000
Precision Drilling                              118,000(b,c)      5,496,440
Total                                                            35,952,260

Financial services (2.0%)
Alliance Data Systems                           295,000(b)        9,897,250
CapitalSource                                   305,000(b)        6,847,250
Total                                                            16,744,500

Health care products (17.1%)
Allergan                                         74,000           6,227,840
Amylin Pharmaceuticals                          246,000(b)        5,827,740
Bard (CR)                                       148,000          14,450,720
Barr Pharmaceuticals                            130,000(b)        5,967,000
Biogen Idec                                     197,000(b)       10,953,200
Biomet                                          295,000          11,316,200
Eyetech Pharmaceuticals                         241,000(b)        8,001,200
Gen-Probe                                       221,000(b)        7,383,610
Genzyme                                         148,000(b)        6,961,920
Gilead Sciences                                 192,000(b)       10,707,840
ICOS                                            192,000(b)        7,113,600
Invitrogen                                      197,000(b)       14,122,930
Kinetic Concepts                                 31,200(b)        1,399,320
Medco Health Solutions                          261,000(b)        8,874,000
St. Jude Medical                                128,000(b)        9,228,800
Zimmer Holdings                                 177,000(b)       13,059,060
Total                                                           141,594,980

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Issuer                                           Shares            Value(a)

Health care services (4.1%)
Anthem                                           64,000(b)       $5,800,960
Caremark Rx                                     492,000(b)       16,359,000
Community Health Systems                        394,000(b)       10,965,020
Symbion                                          19,100(b)          346,856
Total                                                            33,471,836

Household products (1.2%)
Church & Dwight                                 223,000           9,658,130

Industrial services (2.2%)
Cintas                                          123,000           5,349,270
Fastenal                                        236,000          12,670,840
Total                                                            18,020,110

Industrial transportation (2.8%)
C.H. Robinson Worldwide                          98,000           4,067,000
Hunt (JB) Transport Services                    541,000(b)       15,239,970
Pacer Intl                                      167,400(b)        3,689,496
Total                                                            22,996,466

Insurance (6.0%)
Assurant                                        176,000(b)        4,426,400
Axis Capital Holdings                           320,000(c)        9,456,000
Everest Re Group                                 59,000(c)        5,040,960
IPC Holdings                                    113,000(c)        4,451,070
United Natl Group Cl A                          246,000(b,c)      4,172,160
WellChoice                                      271,000(b)        9,999,900
Willis Group Holdings                           321,000(c)       11,941,200
Total                                                            49,487,690

Lodging & gaming (0.3%)
GTECH Holdings                                   35,000           2,069,900

Media (6.3%)
Citadel Broadcasting                            285,000(b)        4,973,250
Cox Radio Cl A                                  197,000(b)        4,196,100
Lin TV                                          344,000(b)        8,190,640
Scripps (EW) Cl A                               113,000          11,425,430
Univision Communications Cl A                   521,000(b)       17,198,210
Westwood One                                    123,000(b)        3,622,350
XM Satellite Radio Holdings Cl A                 86,000(b)        2,408,000
Total                                                            52,013,980

Multi-industry (8.8%)
Apollo Group Cl A                               216,000(b)       18,599,760
Corporate Executive Board                       246,000          11,562,000
Danaher                                         124,000          11,577,880
Harman Intl Inds                                 59,000           4,696,400
Manpower                                        344,000          15,996,000
Zebra Technologies Cl A                         148,000(b)       10,266,760
Total                                                            72,698,800

Paper & packaging (1.9%)
Smurfit-Stone Container                         875,000(b)       15,391,250

Restaurants (2.4%)
Brinker Intl                                    197,000(b)        7,472,210
Starbucks                                       320,000(b)       12,080,000
Total                                                            19,552,210

Retail -- general (2.0%)
Advance Auto Parts                              118,000(b)        4,799,060
Dollar Tree Stores                              236,000(b)        7,290,040
Family Dollar Stores                            123,000           4,421,850
Total                                                            16,510,950

Telecom equipment & services (1.0%)
Advanced Fibre Communications                   167,000(b)        3,679,010
Research in Motion                               46,600(b,c)      4,348,246
Total                                                             8,027,256

Textiles & apparel (2.7%)
Chico's FAS                                     443,000(b)       20,555,200
Coach                                            52,000(b)        2,131,480
Total                                                            22,686,680

Total common stocks
(Cost: $680,759,911)                                           $811,601,226

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
10 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Preferred stocks & other (1.0%)(b,f)
Issuer                                           Shares            Value(a)

Aurgin Systems                                2,285,975(d)              $--
Bandwidth9
  Series F                                    1,413,043(d)               --
Dia Dexus
  Cv Series C                                   795,698           1,541,665
Fibrogen
  Cv Series E                                 1,113,586           3,000,001
Knowledge Mechanics Group
  Series B                                      235,032(d)               --
Marketsoft
  Cv                                            698,770             349,385
Mars
  Cv Series D                                 2,142,857(d)               --
  Cv Series G                                 2,380,000(d)               --
Nobex
  Series E                                    2,000,000(d)               --
Paxonet Communications
  Series C                                      861,064(d)               --
Portera
  Series G                                    1,446,270(d)               --
Sun Hill Software                               307,983(d)               --
Therox
  Cv Series H                                   814,130           3,256,533

Total preferred stocks & other
(Cost: $61,926,646)                                              $8,147,584

Bonds (--%)
Issuer                     Coupon                Principal         Value(a)
                            rate                  amount
Mars
  Cv
   04-30-05                12.00%            $1,450,000(b,d,f)          $--

Total bonds
(Cost: $1,450,000)                                                      $--

Short-term securities (2.7%)
Issuer                   Annualized               Amount           Value(a)
                        yield on date           payable at
                         of purchase             maturity

U.S. government agencies (1.3%)
Federal Home Loan Bank Disc Nt
   05-28-04                 1.00%              $700,000            $698,902
Federal Home Loan Mtge Corp Disc Nts
   04-06-04                 1.03              1,900,000           1,899,688
   06-01-04                 1.00              3,500,000           3,494,071
Federal Natl Mtge Assn Disc Nts
   04-07-04                 1.02              1,100,000           1,099,797
   06-02-04                 1.01              3,400,000           3,394,145
Total                                                            10,586,603

Commercial paper (1.4%)
Dorada Finance
   04-26-04                 1.04              6,200,000(e)        6,195,507
UBS Finance (Delaware) LLC
   04-01-04                 1.07              5,500,000           5,499,837
Total                                                            11,695,344

Total short-term securities
(Cost: $22,282,111)                                             $22,281,947

Total investments in securities
(Cost: $766,418,668)(g)                                        $842,030,757

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 8.9% of net assets.

(d)  Negligible market value.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $6,195,507 or 0.8% of net assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities are valued at fair value according to methods selected in good faith by the board. Information concerning such security holdings at March 31, 2004, is as follows:

     Security                             Acquisition                  Cost
                                             dates
     Aurgin Systems                        12-16-99               $ 5,623,499
     Bandwidth9
       Series F                            11-01-00                12,999,996
     Dia Dexus
       Cv Series C                         04-03-00                 6,166,660
     Fibrogen
       Cv Series E                         05-17-00                 5,000,001
     Knowledge Mechanics Group
       Series B                            02-28-02                        --
     Marketsoft
       Cv                                  12-11-00                 3,409,998
     Mars
       Cv                           08-22-01 thru 08-24-02          1,450,000
       Cv Series D                         06-16-00                 4,500,000
       Cv Series G                         12-01-99                 5,000,000
     Nobex
       Series E                            05-04-99                 5,000,000
     Paxonet Communications
       Series C                     04-04-01 thru 04-23-01          2,428,200
     Portera
       Series G                            11-10-00                 4,845,005
     Sun Hill Software                     07-21-00                 3,588,000
     Therox
       Cv Series H                         09-05-00                 3,744,998

(g) At March 31, 2004, the cost of securities for federal income tax purposes was $767,318,328 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $150,858,795
     Unrealized depreciation                                      (76,146,366)
                                                                  -----------
     Net unrealized appreciation                                 $ 74,712,429
                                                                 ------------

--------------------------------------------------------------------------------
12 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Strategy Aggressive Fund

March 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $766,418,668)                                                                   $   842,030,757
Capital shares receivable                                                                                     3,722
Dividends and accrued interest receivable                                                                   144,640
                                                                                                            -------
Total assets                                                                                            842,179,119
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                           102,530
Capital shares payable                                                                                      138,198
Payable upon return of securities loaned (Note 5)                                                        16,724,500
Accrued investment management services fee                                                                   13,506
Accrued distribution fee                                                                                     10,451
Accrued service fee                                                                                               5
Accrued transfer agency fee                                                                                   8,025
Accrued administrative services fee                                                                           1,126
Other accrued expenses                                                                                      152,418
                                                                                                            -------
Total liabilities                                                                                        17,150,759
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                  $   825,028,360
                                                                                                    ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                            $       779,521
Additional paid-in capital                                                                            2,136,888,818
Accumulated net realized gain (loss) (Note 8)                                                        (1,388,252,068)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    75,612,089
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                            $   825,028,360
                                                                                                    ===============
Net assets applicable to outstanding shares:               Class A                                  $   586,916,687
                                                           Class B                                  $   233,773,561
                                                           Class C                                  $     2,466,649
                                                           Class Y                                  $     1,871,463
Net asset value per share of outstanding capital stock:    Class A shares      53,678,837           $         10.93
                                                           Class B shares      23,853,560           $          9.80
                                                           Class C shares         251,661           $          9.80
                                                           Class Y shares         168,075           $         11.13
                                                                                  -------           ---------------
* Including securities on loan, at value (Note 5)                                                   $    16,159,215
                                                                                                    ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Strategy Aggressive Fund

Year ended March 31, 2004
Investment income
Income:
Dividends                                                                                              $  2,022,637
Interest                                                                                                    266,901
Fee income from securities lending (Note 5)                                                                  27,160
   Less foreign taxes withheld                                                                              (10,035)
                                                                                                            -------
Total income                                                                                              2,306,663
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        4,338,334
Distribution fee
   Class A                                                                                                1,506,227
   Class B                                                                                                2,457,405
   Class C                                                                                                   25,538
Transfer agency fee                                                                                       2,987,763
Incremental transfer agency fee
   Class A                                                                                                  220,419
   Class B                                                                                                  178,643
   Class C                                                                                                    1,930
Service fee -- Class Y                                                                                        1,751
Administrative services fees and expenses                                                                   441,077
Compensation of board members                                                                                11,541
Custodian fees                                                                                               66,731
Printing and postage                                                                                        439,130
Registration fees                                                                                            30,663
Audit fees                                                                                                   27,000
Other                                                                                                        16,764
                                                                                                             ------
Total expenses                                                                                           12,750,916
   Earnings credits on cash balances (Note 2)                                                                (5,874)
                                                                                                             ------
Total net expenses                                                                                       12,745,042
                                                                                                         ----------
Investment income (loss) -- net                                                                         (10,438,379)
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        23,498,851
   Options contracts written (Note 6)                                                                       350,303
                                                                                                            -------
Net realized gain (loss) on investments                                                                  23,849,154
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   195,880,774
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   219,729,928
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $209,291,549
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Strategy Aggressive Fund

Year ended March 31,                                                                       2004            2003
Operations
Investment income (loss) -- net                                                     $ (10,438,379)   $  (12,699,944)
Net realized gain (loss) on investments                                                23,849,154      (252,490,575)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 195,880,774      (159,370,074)
                                                                                      -----------      ------------
Net increase (decrease) in net assets resulting from operations                       209,291,549      (424,560,593)
                                                                                      -----------      ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                             57,648,298       153,841,043
   Class B shares                                                                      18,916,549        27,124,635
   Class C shares                                                                         414,049           701,635
   Class Y shares                                                                         673,297           720,672
Payments for redemptions
   Class A shares                                                                    (143,901,028)     (296,847,061)
   Class B shares (Note 2)                                                            (86,361,990)     (183,910,945)
   Class C shares (Note 2)                                                               (887,718)       (1,095,787)
   Class Y shares                                                                        (602,974)       (2,639,269)
                                                                                         --------        ----------
Increase (decrease) in net assets from capital share transactions                    (154,101,517)     (302,105,077)
                                                                                     ------------      ------------
Total increase (decrease) in net assets                                                55,190,032      (726,665,670)
Net assets at beginning of year                                                       769,838,328     1,496,503,998
                                                                                      -----------     -------------
Net assets at end of year                                                           $ 825,028,360    $  769,838,328
                                                                                    =============    ==============
Undistributed net investment income                                                 $          --    $      467,623
                                                                                    -------------    --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Strategy Aggressive Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of growth companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of March 31, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of March 31, 2004 was $8,147,584 representing 0.99% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $9,970,756 and accumulated net realized loss has been decreased by $628,030 resulting in a net reclassification adjustment to decrease paid-in capital by $10,598,786.

--------------------------------------------------------------------------------
18 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                             2004              2003
Class A
Distributions paid from:
      Ordinary income                             $--               $--
      Long-term capital gain                       --                --
Class B
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
Class C
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --
Class Y
Distributions paid from:
      Ordinary income                              --                --
      Long-term capital gain                       --                --

As of March 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $            --
Accumulated long-term gain (loss)                       $(1,387,352,408)
Unrealized appreciation (depreciation)                  $    74,712,429

Dividends to shareholders

An annual dividend declared and paid by the end of the calendar year from net investment income, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.6% to 0.5% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $776,883 for the year ended March 31, 2004.

--------------------------------------------------------------------------------
19 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.03% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $621,877 for Class A, $251,595 for Class B and $301 for Class C for the year ended March 31, 2004.

During the year ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $5,874 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
20 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $454,856,680 and $593,366,109, respectively, for the year ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $5,432 for the year ended March 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     Year ended March 31, 2004
                                         Class A        Class B      Class C     Class Y
Sold                                    5,826,634     2,084,639      45,716      65,944
Issued for reinvested distributions            --            --          --          --
Redeemed                              (14,052,457)   (9,590,849)    (97,128)    (56,818)
                                      -----------    ----------     -------     -------
Net increase (decrease)                (8,225,823)   (7,506,210)    (51,412)      9,126
                                       ----------    ----------     -------       -----

                                                     Year ended March 31, 2003
                                         Class A        Class B      Class C     Class Y
Sold                                   15,817,175     3,181,338      82,038      75,426
Issued for reinvested distributions            --            --          --          --
Redeemed                              (31,231,060)  (21,949,185)   (131,297)   (241,041)
                                      -----------   -----------    --------    --------
Net increase (decrease)               (15,413,885)  (18,767,847)    (49,259)   (165,615)
                                      -----------   -----------     -------    --------

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $16,159,215 were on loan to brokers. For collateral, the Fund received $16,724,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $27,160 for the year ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                       Year ended March 31, 2004
                                                                  Puts
                                                        Contracts     Premiums
Balance March 31, 2003                                       --      $      --
Opened                                                    2,200        350,303
Expired                                                  (2,200)      (350,303)
                                                         ------       --------
Balance March 31, 2004                                       --      $      --
                                                         ------      ---------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------
21 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2004.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,387,352,408 as of March 31, 2004 that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002         2001       2000
Net asset value, beginning of period                                  $ 8.49     $12.11     $13.43      $ 37.03     $22.88
Income from investment operations:
Net investment income (loss)                                            (.11)      (.11)      (.04)        (.05)      (.05)
Net gains (losses) (both realized and unrealized)                       2.55      (3.51)     (1.28)      (17.20)     21.58
Total from investment operations                                        2.44      (3.62)     (1.32)      (17.25)     21.53
Less distributions:
Distributions from realized gains                                         --         --         --        (6.35)     (7.38)
Net asset value, end of period                                        $10.93     $ 8.49     $12.11      $ 13.43     $37.03

Ratios/supplemental data
Net assets, end of period (in millions)                                 $587       $526       $936       $1,088     $1,721
Ratio of expenses to average daily net assets(c)                       1.27%      1.28%      1.09%        1.10%      1.06%
Ratio of net investment income (loss) to average daily net assets     (1.00%)    (1.02%)     (.29%)       (.26%)     (.22%)
Portfolio turnover rate (excluding short-term securities)                55%        63%       216%         137%       155%
Total return(e)                                                       28.74%    (29.89%)    (9.83%)     (50.27%)   100.97%

See accompanying notes to financial highlights on page 26.

--------------------------------------------------------------------------------
23 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002         2001       2000
Net asset value, beginning of period                                   $7.67     $11.02     $12.33      $ 35.06     $22.05
Income from investment operations:
Net investment income (loss)                                            (.18)      (.18)      (.14)        (.20)      (.22)
Net gains (losses) (both realized and unrealized)                       2.31      (3.17)     (1.17)      (16.18)     20.61
Total from investment operations                                        2.13      (3.35)     (1.31)      (16.38)     20.39
Less distributions:
Distributions from realized gains                                         --         --         --        (6.35)     (7.38)
Net asset value, end of period                                         $9.80     $ 7.67     $11.02      $ 12.33     $35.06

Ratios/supplemental data
Net assets, end of period (in millions)                                 $234       $241       $553         $794     $1,616
Ratio of expenses to average daily net assets(c)                       2.05%      2.05%      1.86%        1.86%      1.81%
Ratio of net investment income (loss) to average daily net assets     (1.78%)    (1.80%)    (1.04%)      (1.03%)    (1.00%)
Portfolio turnover rate (excluding short-term securities)                55%        63%       216%         137%       155%
Total return(e)                                                       27.77%    (30.40%)   (10.62%)     (50.63%)    99.59%

See accompanying notes to financial highlights on page 26.

--------------------------------------------------------------------------------
24 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002         2001(b)
Net asset value, beginning of period                                   $7.67     $11.03     $12.33      $ 30.40
Income from investment operations:
Net investment income (loss)                                            (.18)      (.17)      (.13)        (.07)
Net gains (losses) (both realized and unrealized)                       2.31      (3.19)     (1.17)      (11.65)
Total from investment operations                                        2.13      (3.36)     (1.30)      (11.72)
Less distributions:
Distributions from realized gains                                         --         --         --        (6.35)
Net asset value, end of period                                         $9.80     $ 7.67     $11.03      $ 12.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2         $2         $4           $3
Ratio of expenses to average daily net assets(c)                       2.05%      2.08%      1.89%        1.86%(d)
Ratio of net investment income (loss) to average daily net assets     (1.78%)    (1.83%)    (1.12%)       (.84%)(d)
Portfolio turnover rate (excluding short-term securities)                55%        63%       216%         137%
Total return(e)                                                       27.77%    (30.46%)   (10.54%)     (43.07%)(f)

See accompanying notes to financial highlights on page 26.

--------------------------------------------------------------------------------
25 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                           2004       2003       2002         2001       2000
Net asset value, beginning of period                                  $ 8.63     $12.28     $13.60      $ 37.33     $23.00
Income from investment operations:
Net investment income (loss)                                            (.10)      (.09)      (.01)        (.01)      (.01)
Net gains (losses) (both realized and unrealized)                       2.60      (3.56)     (1.31)      (17.37)     21.72
Total from investment operations                                        2.50      (3.65)     (1.32)      (17.38)     21.71
Less distributions:
Distributions from realized gains                                         --         --         --        (6.35)     (7.38)
Net asset value, end of period                                        $11.13     $ 8.63     $12.28      $ 13.60     $37.33

Ratios/supplemental data
Net assets, end of period (in millions)                                   $2         $1         $4           $4        $--
Ratio of expenses to average daily net assets(c)                       1.08%      1.07%       .91%         .96%       .89%
Ratio of net investment income (loss) to average daily net assets      (.81%)     (.82%)     (.13%)       (.03%)     (.07%)
Portfolio turnover rate (excluding short-term securities)                55%        63%       216%         137%       155%
Total return(e)                                                       28.97%    (29.72%)    (9.77%)     (50.21%)   101.29%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
26 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP STRATEGY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Strategy Aggressive Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2004, and the financial highlights for each of the years in the five-year period ended March 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Strategy Aggressive Fund as of March 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

May 20, 2004

--------------------------------------------------------------------------------
27 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 94 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Arne H. Carlson                 Board member         Chair, Board Services
901 S. Marquette Ave.           since 1999           Corporation (provides
Minneapolis, MN 55402                                administrative services to
Age 69                                               boards). Former Governor  of
                                                     Minnesota
------------------------------- -------------------- ---------------------------------- ---------------------------------
Philip J. Carroll, Jr.          Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC, Vulcan
901 S. Marquette Ave.           since 2002           Corporation (engineering and       Materials Company, Inc.
Minneapolis, MN 55402                                construction) since 1998           (construction
Age 66                                                                                  materials/chemicals)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Livio D. DeSimone               Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East          since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                           Minnesota Mining and               processors), General Mills,
St. Paul, MN 55101-4901                              Manufacturing (3M)                 Inc. (consumer foods), Vulcan
Age 69                                                                                  Materials Company (construction
                                                                                        materials/ chemicals), Milliken
                                                                                        & Company (textiles and
                                                                                        chemicals), and Nexia
                                                                                        Biotechnologies, Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------
Heinz F. Hutter*                Board member         Retired President and Chief
901 S. Marquette Ave.           since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                Incorporated (commodity
Age 74                                               merchants and processors)
------------------------------- -------------------- ---------------------------------- ---------------------------------
Anne P. Jones                   Board member         Attorney and Consultant
901 S. Marquette Ave.           since 1985
Minneapolis, MN 55402
Age 69
------------------------------- -------------------- ---------------------------------- ---------------------------------
Stephen R. Lewis, Jr.**         Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.           since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                   systems)
Age 65
------------------------------- -------------------- ---------------------------------- ---------------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alan K. Simpson                 Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.              since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 72
------------------------------- -------------------- ---------------------------------- ---------------------------------
Alison Taunton-Rigby            Board member since   President, Forester Biotech
901 S. Marquette Ave.           2002                 since 2000. Former President and
Minneapolis, MN 55402                                CEO, Aquila Biopharmaceuticals,
Age 59                                               Inc.
------------------------------- -------------------- ---------------------------------- ---------------------------------

Board Members Affiliated with AEFC***

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Barbara H. Fraser               Board member since   Executive Vice President - Chief
1546 AXP Financial Center       2002                 Marketing Officer, AEFC, since
Minneapolis, MN 55474                                2003. Executive Vice President -
Age 54                                               AEFA Products and Corporate
                                                     Marketing, AEFC, 2002-2003.
                                                     President - Travelers Check
                                                     Group, American Express
                                                     Company,  2001-2002. Management
                                                     Consultant, Reuters, 2000-2001.
                                                     Managing Director -
                                                     International Investments,
                                                     Citibank Global,  1999-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
William F. Truscott             Board member         Senior Vice President - Chief
53600 AXP Financial Center      since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474           President  since     2001. Former Chief Investment
Age 43                          2002                 Officer and Managing Director,
                                                     Zurich Scudder Investments
------------------------------- -------------------- ---------------------------------- ---------------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age              Position held        Principal occupation during past   Other directorships
                                with Fund and        five years
                                length of service
------------------------------- -------------------- ---------------------------------- ---------------------------------
Jeffrey P. Fox                  Treasurer since      Vice President - Investment
50005 AXP Financial Center      2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                Vice President - Finance,
Age 48                                               American Express Company,
                                                     2000-2002;  Vice President -
                                                     Corporate Controller, AEFC,
                                                     1996-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Paula R. Meyer                  President since      Senior Vice President and
596 AXP Financial Center        2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                AEFC, since 2002; Vice President
Age 50                                               and Managing Director - American
                                                     Express Funds, AEFC, 2000-2002;
                                                     Vice President, AEFC,  1998-2000
------------------------------- -------------------- ---------------------------------- ---------------------------------
Leslie L. Ogg                   Vice President,      President of Board Services
901 S. Marquette Ave.           General Counsel,     Corporation
Minneapolis, MN 55402           and Secretary
Age 65                          since 1978
------------------------------- -------------------- ---------------------------------- ---------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
30 -- AXP STRATEGY AGGRESSIVE FUND -- 2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP(R) Strategy Series, Inc. were as follows:

                  2003 - $100,325;                            2002 - $93,517

(b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP(R) Strategy Series, Inc. were as follows:

                        2003 - None;                          2002 - $15,486

(c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for AXP(R) Strategy Series, Inc were as follows:

                        2003 - $11,375;                       2002 - $14,375

(d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection to proxy filing and review of merger transactions for AXP(R) Strategy Series, Inc. were as follows:

                        2003 - None;                           2002 - $34


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2003 - None;                                2002 - None

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2003 - $56,890;                       2002 - $153,110

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Strategy Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2004